                           Registration No. 33-87904

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                   POST-EFFECTIVE AMENDMENT NO. 7 TO FORM S-6


                     FOR REGISTRATION UNDER THE SECURITIES
                          ACT OF 1933 OF SECURITIES OF
                       UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

A.   Exact name of Trust:                        Massachusetts Mutual
                                                 Variable Life Separate
                                                 Account I

B.   Name of Depositor:                          Massachusetts Mutual Life
                                                 Insurance Company

C.   Complete address of                         1295 State Street
     Depositor's principal                       Springfield, MA 01111
     executive offices:

It is proposed that this filing will become effective (check appropriate box)

_________           immediately upon filing pursuant to
                    paragraph (b) of Rule 485.


____X____           on May 1, 1999 pursuant to paragraph (b) of
                    Rule 485.


_________           60 days after filing pursuant to paragraph
                    (a) of Rule 485

_________           on May 1, 1999 pursuant to paragraph (a) of
                    Rule 485.

_________           this post effective amendment designates a new effective
                    date for a previously filed post effective amendment.

*STATEMENT PURSUANT TO RULE 24F-2


Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant registered an indefinite amount of securities being offered. The Rule 24f-2 Notice for the fiscal year ending December 31, 1998 was filed on or about March 22, 1999.

                       CROSS REFERENCE TO ITEMS REQUIRED

                                 BY FORM N-8B-2

Item No. of
Form N-8B-2                          Caption
-----------                          -------

     1         Cover Page; Glossary; The Separate Account


     2         Cover Page; The Separate Account

     3         Investments of the Separate Account


     4         Sales and Other Agreements

     5         The Separate Account

     6         The Separate Account

     7         Not Applicable

     8         Not Applicable

     9         Legal Proceedings


     10        Cover Page; Premiums; Death Benefit Under the Policy; Free Look
               Provision;

     11        Account Value; Policy Loan Privilege; The Separate Account;
               Charges Under the Policy; Sales and Other Agreements; When We Pay Proceeds; Payment Options; Our Rights; Your Voting Rights


     11        The Separate Account

     12        The Separate Account; Sales and Other Agreements

     13        The Separate Account; Charges Under the Policy


     14        Premiums; The Separate Account; Sales and Other Agreements

     15        Premiums; General Provisions 0f the Policy

                       CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2                          Caption
-----------                          -------


     16        The Separate Account; Account Value

     17        The Separate Account; Account Value; Payment Options


     18        The Separate Account

     19        Records and Reports

     20        Not Applicable


     21        Policy Loan Privilege


     22        Not Applicable

     23        Bonding Arrangement

     24        Limits on Our Right to Challenge the Policy; Suicide;
               Misstatement of Age or Sex; Assignment; Beneficiary; Our Rights; The Separate Account


     25        Cover Page


     26        Not Applicable


     27        Cover Page


     28        Directors and Executive Officers of MassMutual


     29        Cover Page


     30        Not Applicable

     31        Not Applicable

     32        Not Applicable

     33        Not Applicable

                       CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2                          Caption
-----------                          -------

     34        Not Applicable


     35        Cover Page


     36        Not Applicable

     37        Not Applicable

     38        Sales and Other Agreements

     39        Sales and Other Agreements

     40        Sales and Other Agreements

     41        Sales and Other Agreements

     42        Not Applicable

     43        Sales and Other Agreements


     44 The Separate Account; Investment Return Charges for Federal Income Tax; Charges Under The Policy


     45        Not Applicable

     46        The Separate Account; Investment Return

     47        The Separate Account

     48        The Separate Account; Investment Return

     49        Not Applicable


     50        The Separate Account

     51        Cover Page; Availability; Underwriting; Free Look Provision;
               Beneficiary; Reinstatement; Premiums

     52        The Separate Account; Our Rights


     53        Federal Income Tax Considerations

                       CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2                          Caption
-----------                          -------

     54        Not Applicable

     55        Not Applicable

     56        Not Applicable

     57        Not Applicable

     58        Not Applicable

     59        Financial Statements

                  Massachusetts Mutual Life Insurance Company

                 FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE

This prospectus describes a flexible premium variable whole life insurance policy offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). The policy provides lifetime insurance protection for as long as it remains in force.

You, the policyowner, may allocate the net premium for Your policy among several investment options. These investment options include a Guaranteed Principal Account ("GPA") and twenty-eight Separate Account Divisions of a segment of Massachusetts Mutual Variable Life Separate Account I. Each of the Separate Account Divisions invests in a corresponding Fund. The Separate Account Divisions invest in the following Funds:


     MML Series Investment Fund                             Oppenheimer Variable Account Funds
     MML Money Market Fund                                  Oppenheimer Global Securities Fund/VA
     MML Equity Fund                                        Oppenheimer Small Cap Growth Fund/VA
     MML Equity Index Fund                                  Oppenheimer Aggressive Growth Fund/VA
     MML Blend Fund                                         Oppenheimer Capital Appreciation Fund/VA
     MML Managed Bond Fund                                  Oppenheimer Main Street Growth & Income
                                                            Fund/VA
                                                            Oppenheimer Multiple Strategies Fund/VA
     Panorama Series Fund, Inc.                             Oppenheimer High Income Fund/VA
     Panorama International Equity Portfolio                Oppenheimer Strategic Bond Fund/VA
     Panorama LifeSpan Balanced Portfolio                   Oppenheimer Bond Fund/VA
     Panorama LifeSpan Diversified Income Portfolio         Oppenheimer Money Fund/VA
     Panorama LifeSpan Capital Appreciation Portfolio

     MFS(R) Variable Insurance Trust(SM)                    Goldman Sachs Variable Insurance Trust
     MFS(R) New Discovery Series                            Goldman Sachs Capital Growth Fund
     MFS(R) Emerging Growth Series                          Goldman Sachs Mid Cap Value Fund
     MFS(R) Research Series                                 Goldman Sachs CORE U.S. Equity Fund
                                                            Goldman Sachs Growth and Income Fund

     T. Rowe Price Equity Series, Inc.
     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio


Your policy is "flexible" because You may select the timing and amount of premium payments. You may choose to increase or decrease the death benefit and change the death benefit option under Your policy. Your policy is "variable" because the death benefit may, and cash surrender value will, vary.


MassMutual is a mutual life insurance company established in 1851 under the laws of Massachusetts. We are licensed to transact life, accident and health insurance business in all fifty states of the United States, the District of Columbia, Puerto Rico and certain provinces of Canada. As of December 31, 1998, MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion. The mailing address for the Home Office is Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111-0001. The telephone number is (413) 788-8411.

                                  May 1, 1999


The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any state where the offer or sale is not permitted. This prospectus is valid only when accompanied by the prospectuses of the Funds.

You should read and retain this prospectus.

Replacing existing insurance with the policy described in this prospectus may not be to Your advantage.

This prospectus is not an offering in any jurisdiction where the policy is not available. MassMutual has not authorized any person to make any representations about the policy other than those contained in this prospectus.

Table Of Contents
                                                                                                                                Page
                                                                                                                                ----
PART I - General Provisions of the Policy .....................................................................................    5
     Availability .............................................................................................................    5
     Underwriting .............................................................................................................    5
     Charges Under the Policy .................................................................................................    6
          Deductions from Premiums ............................................................................................    7
               Sales Load .....................................................................................................    7
               State Premium Tax Charge .......................................................................................    7
               Deferred Acquisition Cost ("DAC") Tax Charge ...................................................................    8
          Account Value Charges ...............................................................................................    8
               Administrative Charge ..........................................................................................    8
               Cost of Insurance Charge .......................................................................................    8
               Underwriting Charge ............................................................................................    8
               Rider Charge ...................................................................................................    8
          Separate Account Charges ............................................................................................    8
               Mortality and Expense Risk Charge ..............................................................................    8
               Charges for Federal Income Taxes ...............................................................................    8
          Fund Charges ........................................................................................................    8
          Other Charges .......................................................................................................    9
               Withdrawal Charges .............................................................................................    9
               Loan Interest Rate Expense Charge ..............................................................................    9
               Substitute Insured Charge ......................................................................................    9
     The Separate Account .....................................................................................................    9
          Investments of the Separate Account .................................................................................   10
               MML Series Investment Fund .....................................................................................   11
               Oppenheimer Variable Account Funds .............................................................................   12
               Panorama Series Fund, Inc. .....................................................................................   13
               Goldman Sachs Variable Insurance Trust .........................................................................   14
               MFS(R) Variable Insurance Trust(SM) ............................................................................   14
               T. Rowe Price Equity Series, Inc. ..............................................................................   15
               Fund Monitoring ................................................................................................   15
     The Guaranteed Principal Account .........................................................................................   15
     Premiums .................................................................................................................   16
          Initial Case Premium Paid ...........................................................................................   16
          Minimum Case Premium ................................................................................................   16
          Minimum Initial Policy Premium ......................................................................................   16
          Planned Annual Premium ..............................................................................................   16
          Minimum Planned Annual Premium ......................................................................................   16
          Minimum and Maximum Premium Payments ................................................................................   16
          Net Premium Allocation ..............................................................................................   17
     Termination ..............................................................................................................   17
          Grace Period ........................................................................................................   17
     Death Benefit Under the Policy ...........................................................................................   17
          Minimum Face Amount .................................................................................................   17
          Death Benefit Options ...............................................................................................   17
          Changes in Selected Face Amount .....................................................................................   18
     Account Value ............................................................................................................   18
          Investment Return ...................................................................................................   18
          Cash Surrender Value ................................................................................................   19
          Transfers ...........................................................................................................   19
               Automated Account Value Transfer ...............................................................................   19
          Withdrawals .........................................................................................................   20
     Policy Loan Privilege ....................................................................................................   20

          Source of Loan ......................................................................................................   20
          If Loans Exceed the Policy Account Value ............................................................................   20
          Interest ............................................................................................................   20
          Repayment ...........................................................................................................   21
          Interest Credited on Loaned Value ...................................................................................   21
          Effect of Loan ......................................................................................................   21
PART II - Additional Provisions of the Policy .................................................................................   21
     Paid-up Policy Date ......................................................................................................   21
     Reinstatement ............................................................................................................   21
     Payment Options ..........................................................................................................   22
          Fixed Amount Payment Option .........................................................................................   22
          Fixed Time Payment Option ...........................................................................................   22
          Lifetime Payment Option .............................................................................................   22
          Interest Payment Option .............................................................................................   22
          Joint Lifetime Payment Option .......................................................................................   22
          Joint Lifetime Payment Option with Reduced Payments .................................................................   22
          Withdrawal Rights under Payment Options .............................................................................   22
     Beneficiary ..............................................................................................................   22
     Changing the Policyowner or Beneficiary ..................................................................................   23
     Right to Substitute Insured ..............................................................................................   23
     Assignment ...............................................................................................................   23
     Dividends ................................................................................................................   23
     Limits on Our Right to Challenge the Policy ..............................................................................   23
     Misstatement of Age orSex ................................................................................................   23
     Suicide Exclusion ........................................................................................................   23
     When We PayProceeds ......................................................................................................   23
     Free Look Provision ......................................................................................................   24
PART III - Other Important Information ........................................................................................   24
     Federal Income TaxConsiderations .........................................................................................   24
     Your Voting Rights .......................................................................................................   26
     Our Rights ...............................................................................................................   26
     Records and Reports ......................................................................................................   27
     Sales and Other Agreements ...............................................................................................   27
     Commissions ..............................................................................................................   27
     Bonding Arrangement ......................................................................................................   27
     Year 2000 ................................................................................................................   27
     Legal Proceedings ........................................................................................................   28
     Experts ..................................................................................................................   28
     Financial Statements .....................................................................................................   28

Appendix A - Glossary .........................................................................................................  A-1
Appendix B - Rates of Return ..................................................................................................  B-1
Appendix C - Hypothetical Illustrations .......................................................................................  C-1
Appendix D - Directors of Massachusetts Mutual Life Insurance Company .........................................................  D-1
Appendix E - Financial Statements .............................................................................................  F-1


Part I - General Provisions Of the Policy

This section of the prospectus describes the general provisions of the policy and is subject to the terms of the policy. You may review a copy of the policy upon request.

In the event of a conflict between the terms within this prospectus and the terms of the policy, the policy terms will control.

Certain provisions of the policy as described in this prospectus may differ in a particular state because of specific state requirements.

We define the following terms in Appendix A:

          Case, Fixed Account Value, Insured, Issue Date, Monthly Calculation Date, Net Premium, Policy Anniversary, Policy Date, Policy Year, Policyowner, Valuation Date, Valuation Period, Valuation Time, and Variable Account Value.

Throughout the prospectus, MassMutual is referred to as We, Us or Our, and the policyowner is referred to as You or Your.

Availability.

The policy is available on a case basis. We may define a case as one person. All policies within a case are aggregated for purposes of determining issue dates, policy dates, underwriting requirements and sales load percentages. If an individual owns the policy as part of an employer sponsored program, he or she may exercise all rights and privileges under the policy through their employer or other sponsoring entity acting as case administrator. After termination of the employment or other relationship, the individual may exercise such rights and privileges directly with MassMutual.

The minimum total selected face amount is $25,000 per policy. At the time of issue, the insured must be age 20 through age 85 as of his/her birthday nearest the policy date for policies we issue with regular underwriting. At the time of issue, the insured must be age 20 through age 65 as of his/her birthday nearest the policy date for policies We issue with guaranteed issue or simplified issue underwriting.

Underwriting.

We currently offer three different underwriting programs:

     1.   regular underwriting;

     2.   simplified issue underwriting; and

     3.   guaranteed issue underwriting.

The cost of insurance charges vary depending on the type of underwriting We use.

Charges Under The Policy.

We deduct certain charges for providing the insurance benefits under Your policy, for administering Your policy, for assuming certain risks and for incurring certain expenses in distributing Your policy. A summary of these charges is as follows, and a more detailed description follows this chart:

====================================================================================================================================
Charges                     Current Rate                                          Guaranteed Rate
====================================================================================================================================
Deductions     Sales Load   For policies issued under a case installed on the     For policies issued under a case installed on the
from Premium   Charge       administration system on or after January 1, 1997     administration system on or after January 1, 1997
                            (not applicable in New York):                         (not applicable in New York):

                            Initial Case Premium Paid Years 1-5      Years 6+     Initial Case Premium Paid   Years 1-5    Years 6+

                            Less than $3,500,000                                  Less than $3,500,000

                             Less than or equal to the                             Less than or equal to the
                             Minimum Planned Annual                                Minimum Planned Annual
                             Premium                       18.00%       6.00%      Premium                       18.00%       6.00%

                             Greater than the Minimum                              Greater than the Minimum
                             Planned Annual Premium         6.00%       6.00%      Planned Annual Premium         6.00%       6.00%

                            Greater than or equal to                              Greater than or equal to
                            $3,500,000 but less than                              $3,500,000 but less than
                            $7,000,000                      5.50%       5.50%     $7,000,000                      5.50%       5.50%

                            Greater than or equal to                              Greater than or equal to
                            $7,000,000 but less than                              $7,000,000 but less than
                            $10,000,000                     3.25%       3.25%     $10,000,000                     3.25%       3.25%

                            Greater than or equal to                              Greater than or equal to
                            $10,000,000                      .75%        .75%     $10,000,000                      .75%        .75%

                            For policies issued under a case installed on the     For policies issued under a case installed on the
                            administration system prior to January 1, 1997 and    administration system prior to January 1, 1997 and
                            for all policies issued under a case in New York:     for all policies issued under a case in New York:

                            Initial Case Premium Paid   Years 1-5    Years 6+     Initial Case Premium Paid   Years 1-5    Years 6+

                            Less than $1,000,000                                  Less than $1,000,000

                             Less than or equal to the                             Less than or equal to the
                             Minimum Planned Annual                                Minimum Planned Annual
                             Premium                       18.00%       6.00%      Premium                       18.00%       6.00%

                             Greater than the Minimum                              Greater than the Minimum
                             Planned Annual Premium         6.00%       6.00%      Planned Annual Premium         6.00%       6.00%

                            Greater than or equal to                              Greater than or equal to
                            $1,000,000 but less than                              $1,000,000 but less than
                            $2,500,000                      7.00%       7.00%     $2,500,000                      7.00%       7.00%

                            Greater than or equal to                              Greater than or equal to
                            $2,500,000 but less than                              $2,500,000 but less than
                            $5,000,000                      5.50%       5.50%     $5,000,000                      5.50%       5.50%

                            Greater than or equal to                              Greater than or equal to
                            $5,000,000 but less than                              $5,000,000 but less than
                            $10,000,000                     4.00%       4.00%     $10,000,000                     4.00%       4.00%

                            Greater than or equal to                              Greater than or equal to
                            $10,000,000                     3.25%       3.25%     $10,000,000                     3.25%       3.25%
------------------------------------------------------------------------------------------------------------------------------------
               State        0% to 4% of each premium, depending on                This charge will always equal the applicable
               Premium      Your state's applicable rate                          state rate
               Tax Charge
------------------------------------------------------------------------------------------------------------------------------------

               Deferred     1% of each premium                                    This charge will always represent the
               Acquisition                                                        expense to MassMutual of the federal
               Cost Tax                                                           acquisition deferred cost tax
               Charge

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Charges                     Current Rate                                          Guaranteed Rate
====================================================================================================================================
Account     Administrative  $5.25 per month ($63.00 annually)                     $9.00 per month ($108.00 annually)
Value       Charge
Charges
------------------------------------------------------------------------------------------------------------------------------------
            Cost of         A per thousand rate multiplied by the amount at risk  The maximum monthly cost of insurance charge for
            Insurance       each month. This charge varies by the insured's sex,  each $1,000 of insurance is shown in the Table of
            Charge          issue age and smoking classification; the policy      Maximum Monthly Mortality Charges in Your policy
                            year We make the deduction; the rating class of Your
                            policy and the underwriting classification of the
                            case
------------------------------------------------------------------------------------------------------------------------------------
            Underwriting    Issue Age 20-24                                       Issue Age 20-24
            Charge               Policy years 1-5: $0.00583 per month of               Policy years 1-5: $0.00583 per month
            (for regular         a specified amount                                    of a specified amount
            underwritten         Policy years 6+: 0                                    Policy years 6+: 0
            policies only)  Issue Age 25-34                                       Issue Age 25-34
                                 Policy years 1-4: $0.00833 per month of               Policy years 1-4: $0.00833 per month
                                 a specified amount                                    of a specified amount
                                 Policy years 5+: 0                                    Policy years 5+: 0
                            Issue Age 35-39                                       Issue Age 35-39
                                 Policy years 1-3: $0.01250 per month of               Policy years 1-3: $0.01250 per month
                                 a specified amount                                    of a specified amount
                                 Policy years 4+: 0                                    Policy years 4+: 0
                            Issue Age 40-44                                       Issue Age 40-44
                                 Policy years 1-2: $0.02500 per month of               Policy years 1-2: $0.02500 per month
                                 a specified amount                                    of a specified amount
                                 Policy years 3+: 0                                    Policy years 3+: 0
                            Issue Age 45-49                                       Issue Age 45-49
                                 Policy year 1: $0.05000 per month of a                Policy year 1: $0.05000 per month of a
                                 specified amount                                      specified amount
                                 Policy years 2+: 0                                    Policy years 2+: 0
                            Issue Age 50-85                                       Issue Age 50-85
                                 Policy year 1: $0.05833 per month of a                Policy year 1: $0.05833 per month of a
                                 specified amount                                      specified amount
                                 Policy years 2+: 0                                    Policy years 2+: 0
------------------------------------------------------------------------------------------------------------------------------------
Separate    Mortality and   0.30% annually of each Separate Account               0.60% annually of each Separate Account
Account     Expense Risks   Division's assets                                     Division's assets
Charges     Charge
------------------------------------------------------------------------------------------------------------------------------------
Fund Charges                SEE FUND CHARGE TABLE                                 SEE FUND CHARGE TABLE
------------------------------------------------------------------------------------------------------------------------------------
Other       Withdrawal      2.0% of the withdrawn amount, but not greater         2.0% of the withdrawn amount, but not greater
Charges     Charge          than $25.00                                           than $25.00
------------------------------------------------------------------------------------------------------------------------------------
            Substitute      $75.00                                                $75.00
            Insured Charge
------------------------------------------------------------------------------------------------------------------------------------
            Loan Interest   0.75%                                                 0.75%
            Crediting Rate
            Charge
------------------------------------------------------------------------------------------------------------------------------------

Deductions from Premiums.

Prior to applying Your premium to the GPA or the selected Separate Account Divisions, We deduct a sales load, state premium tax and a deferred acquisition cost tax charge from Your premium.

Sales Load.

We deduct a sales load from Your premium for the expenses related to the sales and distribution of the policies. The sales load is based on the total initial case premium paid on all policies under a case before we installed the case on the administration system.

State Premium Tax Charge.

States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against MassMutual by the states. The state rate will be either the Massachusetts rate or the applicable state rate.

We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify MassMutual of any residence change. Any change in this charge will be effective immediately.

Deferred Acquisition Cost ("DAC") Tax Charge.

This charge is related to MassMutual's federal income tax burden, under Internal Revenue Code Section 848.

Account Value Charges.

On each monthly calculation date, We deduct from Your account value the following charges:

     1.   An administrative charge;

     2.   A cost of insurance charge;

     3.   An underwriting charge (if applicable); and

     4.   Any rider charge (if applicable).

We deduct these charges from Your account value in proportion to the non-loaned account value in the Separate Account and the GPA.

1. Administrative Charge.

We deduct a monthly charge for costs We incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners.

2. Cost of Insurance Charge.

(We refer to this charge as the "Mortality Charge" in Your policy.)

We deduct a cost of insurance charge on each monthly calculation date. This charge is based on the:

     o    Insured's sex;

     o    Insured's issue age;

     o    Insured's smoking classification;

     o    Policy year in which We make the deduction;

     o    Rating class of the policy; and

     o    Underwriting classification of the case.

This charge may vary monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each policy month. We will apply any change in this charge to all policies in the same class.

3. Underwriting Charge.

We currently deduct a monthly underwriting charge from policies that We issue under a regular underwriting basis. We use this charge to reimburse Us for the costs associated with performing regular underwriting on potential policyowners. We base this charge on the initial selected face amount. This charge is fixed for a set number of policy years.

4. Rider Charge.

We will deduct applicable monthly rider charges for any additional benefits We provide to You by rider.

Separate Account Charges

Mortality and Expense Risk Charge.

(We refer to this charge as the "Net Investment Factor Asset Charge" in Your policy.)

We charge the Separate Account Divisions for the mortality and expense risks We assume. We deduct it from the value of each Division's assets attributable to the policies.

The mortality risk We assume is that the group of lives insured under Our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that Our costs of issuing and administering policies may be more than We estimated.

If all the money We collect from this charge is not needed to cover death benefits and expenses, it will be Our gain. We will use this gain for any purpose, including payment of sales commissions. If the money We collect is insufficient, We will still provide for all death benefits and expenses.

Charges for Federal Income Taxes.

We do not currently charge the Separate Account Divisions for federal income taxes attributable to them. However, We reserve the right to eventually charge the Separate Account Divisions to provide for future federal income tax liability of the Separate Account Divisions.

Fund Charges.


The value of the Separate Account Divisions' assets will reflect investment management fees and other expenses of the Funds. The following table shows the Funds' total Fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1998:

                                                                         Total
                                                              Other      Fund
                                                              Expenses   Expenses
                                                              After      After
                                                              Expense    Expense
                                                Management    Reimbur-   Reimbur-
Fund / Portfolio Name                              Fees       sements    sements
--------------------------------------------------------------------------------
MML Money Market(1)                                0.46%       0.03%      0.49%
MML Equity(1)                                      0.37%       0.00%      0.37%
MML Equity Index                                   0.30%       0.20%      0.50%
MML Blend(1)                                       0.37%       0.00%      0.37%
MML Managed Bond(1)                                0.45%       0.03%      0.48%
Oppenheimer Global Securities                      0.68%       0.06%      0.74%
Oppenheimer Small Cap Growth                       0.75%       0.12%      0.87%
Oppenheimer Aggressive Growth                      0.69%       0.02%      0.71%
Oppenheimer Capital Appreciation(2)                0.72%       0.03%      0.75%
Opp. Main Street Growth & Income(3)                0.74%       0.05%      0.79%
Oppenheimer Multiple Strategies                    0.72%       0.04%      0.76%
Oppenheimer High Income                            0.74%       0.04%      0.78%
Oppenheimer Strategic Bond                         0.74%       0.06%      0.80%
Oppenheimer Bond                                   0.72%       0.02%      0.74%
Oppenheimer Money                                  0.45%       0.05%      0.50%
Panorama International Equity                      1.00%       0.09%      1.09%
Panorama LifeSpan Cap Appreciation                 0.85%       0.08%      0.93%
Panorama LifeSpan Div Income                       0.75%       0.09%      0.84%
Panorama LifeSpan Balanced                         0.85%       0.08%      0.93%
Goldman Sachs Capital Growth(4)                    0.75%       0.15%      0.90%
Goldman Sachs Mid Cap Value(4),(7)                 0.80%       0.15%      0.95%
Goldman Sachs CORE U.S. Equity(4)                  0.70%       0.10%      0.80%
Goldman Sachs Growth and Income(4)                 0.75%       0.15%      0.90%
MFS(R)New Discovery(5)                             0.90%       0.25%      1.15%
MFS(R)Emerging Growth                              0.75%       0.10%      0.85%
MFS(R)Research Series                              0.75%       0.11%      0.86%
T. Rowe Price New America Growth(6)                0.85%       0.00%      0.85%
T. Rowe Price Mid-Cap Growth(6)                    0.85%       0.00%      0.85%

(1) MassMutual has agreed to bear the expenses of these Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of these Funds through April 30, 2000. MassMutual does not expect that it will be required to reimburse any expenses of these funds due to this undertaking in 1999.

(2) Prior to May 1, 1999, this Fund was called Oppenheimer Growth Fund.

(3) Prior to May 1, 1999, this Fund was called Oppenheimer Growth & Income Fund.

(4) The Goldman Sachs Capital Growth and Goldman Sachs Mid Cap Value Funds' expenses are estimated due to the Funds not being in existence for less than 10 months as of December 31, 1998. The Goldman Sachs CORE U.S. Equity and Goldman Sachs Growth and Income Funds' expenses are based on actual expenses for fiscal year ended December 31, 1998. In addition, Goldman Sachs Asset Management, the investment adviser to the Goldman Sachs Capital Growth, Goldman Sachs Mid Cap Value, Goldman Sachs CORE U.S. Equity and Goldman Sachs Growth and Income Funds has voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.15%, 0.15%, 0.10% and 0.15% per annum of such Funds' average daily net assets, respectively. The expenses shown include this reimbursement. If not included, the "Other Expenses" and "Total Expenses" for the Goldman Sachs Capital Growth, Goldman Sachs Mid Cap Value, Goldman Sachs CORE U.S. Equity and Goldman Sachs Growth and Income Funds would be 1.03% and 1.78%, 0.57% and 1.37%, 2.13% and 2.83% and 1.94% and 2.69% respectively.

(5) The MFS New Discovery Series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the series. MFS has agreed to bear expenses for the series, subject to reimbursement by the series, such that the series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the series during the current fiscal year. The expense shown includes this reimbursement. If not included, the Other Expenses are estimated to be 5.22% for 1998. The payments made by MFS on behalf of the series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on May 1, 2001.

(6) Management fees include operating expenses.

(7) Prior to May 1, 1999, this Fund was called Goldman Sachs Mid Cap Equity
Fund.

Other Charges.

Withdrawal Charges.

We deduct a charge from each withdrawal. Loan Interest Rate Expense Charge. We deduct a charge from the loan interest rate. This charge reimburses us for expenses We incur for administering Your loan. The charge varies by policy year.

Substitute Insured Charge.

We charge an administrative fee if You transfer the policy to the life of a substitute insured.

The Separate Account.

Our Board of Directors established the Separate Account on July 13, 1988 in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The

Securities and Exchange Commission does not supervise MassMutual's or the Separate Account's management or investment practices. Under Massachusetts law, however, the Division of Insurance of the Commonwealth of Massachusetts regulates both Us and the Separate Account.

We establish designated segments of the Separate Account to receive and invest premiums for other MassMutual variable life insurance policies. We have established a segment for the policies.

Although the Separate Account assets are assets of MassMutual, We cannot use those Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the policies to satisfy any obligations that may arise out of any other business We conduct. The Separate Account assets may, however, be subject to liabilities arising from other variable life insurance policies funded by the Separate Account. We may at Our discretion transfer those assets which exceed the reserves and other liabilities of the Separate Account to Our general account. Such transfers will not adversely affect the Separate Account.

We credit or charge the Separate Account Divisions with the Divisions' income and realized or unrealized gains or losses without regard to any of MassMutual's other income, gains, or losses.

MassMutual may accumulate in the Separate Account the mortality and expense risks charge, account value charges and investment results applicable to those assets that are in excess of net assets supporting the policies.

MassMutual has the right to establish additional divisions of the Separate Account. We will invest amounts credited to any additional divisions in shares of other Funds. We have the right to substitute new Funds for any Separate Account Divisions. If We do this, We will obtain prior approval from all of the necessary regulatory authorities. We will also give You notice of Our intent to do this.

Investments of the Separate Account.

We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have established twenty-eight Divisions within the policies' designated segment of the Separate Account. Each Separate Account Division invests in a Fund as follows:


================================================================================
    Division                                   Fund
================================================================================
MML Money Market                       MML Money Market Fund
--------------------------------------------------------------------------------
MML Equity Division                    MML Equity Fund
--------------------------------------------------------------------------------
MML Equity Index Division              MML Equity Index Fund
--------------------------------------------------------------------------------
MML Blend Division                     MML Blend Fund
--------------------------------------------------------------------------------
MML Managed Bond                       MML Managed Bond Fund
Division
--------------------------------------------------------------------------------
Oppenheimer Global                     Oppenheimer Global
Securities Division                    Securities Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Small Cap                  Oppenheimer Small Cap
Growth Division                        Growth Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Aggressive                 Oppenheimer Aggressive
Growth Division *                      Growth Fund/VA *
--------------------------------------------------------------------------------
Oppenheimer Capital                    Oppenheimer Capital
Appreciation Division **               Appreciation Fund/VA **
--------------------------------------------------------------------------------
Oppenheimer Main Street                Oppenheimer Main Street
Growth & Income Division ***           Growth & Income
                                       Fund/VA ***
--------------------------------------------------------------------------------
Oppenheimer Multiple                   Oppenheimer Multiple
Strategies Division                    Strategies Fund/VA
--------------------------------------------------------------------------------
Oppenheimer High Income                Oppenheimer High Income
Division                               Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Strategic                  Oppenheimer Strategic
Bond Division                          Bond Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Bond                       Oppenheimer Bond
Division                               Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Money                      Oppenheimer Money
Division                               Fund/VA
--------------------------------------------------------------------------------
Panorama International                 Panorama International
Equity Division                        Equity Portfolio
--------------------------------------------------------------------------------
Panorama LifeSpan Balanced             Panorama LifeSpan Balanced
Division                               Portfolio
--------------------------------------------------------------------------------
Panorama LifeSpan                      Panorama LifeSpan
Diversified Income Division            Diversified Income Portfolio
--------------------------------------------------------------------------------
Panorama LifeSpan Capital              Panorama LifeSpan Capital
Appreciation Division                  Appreciation Portfolio
--------------------------------------------------------------------------------
MFS(R) New Discovery                   MFS(R) New Discovery Series
Division
--------------------------------------------------------------------------------
MFS(R) Emerging Growth                 MFS(R) Emerging Growth
Division                               Series
--------------------------------------------------------------------------------
MFS(R) Research Division               MFS(R) Research Series
--------------------------------------------------------------------------------
Goldman Sachs Capital                  Goldman Sachs Capital
Growth Division                        Growth Fund
--------------------------------------------------------------------------------
Goldman Sachs Mid Cap                  Goldman Sachs Mid Cap
Value Division****                     Value Fund****
--------------------------------------------------------------------------------
Goldman Sachs CORE U.S.                Goldman Sachs CORE U.S.
Equity Division                        Equity Fund
--------------------------------------------------------------------------------
Goldman Sachs Growth and               Goldman Sachs Growth and
Income Division                        Income Fund
--------------------------------------------------------------------------------
T. Rowe Price New America              T. Rowe Price New America
Growth Division                        Growth Portfolio
--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap                  T. Rowe Price Mid-Cap
Growth Division                        Growth Portfolio
--------------------------------------------------------------------------------

* Prior to May 1, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital

Appreciation Fund.

**Prior to May 1, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division and the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

***Prior to May 1, 1999, the Oppenheimer Main Street Growth & Income Division was called the Oppenheimer Growth & Income Division and the Oppenheimer Main Street Growth & Income Fund/VA was called the Oppenheimer Growth & Income Fund.

****Prior to May 1, 1999, the Goldman Sachs Mid Cap Value Division was called the Goldman Sachs Mid Cap Equity Division and the Goldman Sachs Mid Cap Value Fund was called the Goldman Sachs Mid Cap Equity Fund.


As custodian for the Separate Account, MassMutual holds the shares of the underlying Funds purchased by the Separate Account Divisions. The Separate Account purchases and redeems shares of the Funds at their net asset value. The net asset value is determined at the time of receipt of the purchase order or redemption request.

Some of the Funds available to You are similar to mutual funds offered in the retail marketplace. These Funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these Funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail mutual funds. In fact, performance of these Funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds' sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the Funds that are available to You in this policy and is not an indication of future performance of such Funds.

There is no assurance that the Funds will achieve stated objectives. The Fund prospectuses contain more detailed information about the Funds. Current copies of the Fund prospectuses are attached to this prospectus. You should read the information contained in the Funds' prospectuses before making allocations to any Division of the Separate Account.

MML Series Investment Fund


The MML Series Investment Fund (the "MML Trust") is a no-load, open-end investment company. The MML Money Market Fund, MML Equity Fund, MML Equity Index Fund, MML Blend Fund and MML Managed Bond Fund (collectively, the "MML Funds") are separate series of shares of the MML Trust.

MassMutual acts as investment manager to each of the MML Funds. David L. Babson and Company, Inc. ("Babson") serves as the investment sub-adviser to the MML Equity Fund and the equity sector of the MML Blend Fund. Babson is a wholly-owned subsidiary of DLB Acquisition Corporation, a controlled subsidiary of MassMutual.

MassMutual has also entered into an agreement with Mellon Equity Associates, LLP ("Mellon Equity") to serve as the investment sub-adviser to the MML Equity Index Fund. MassMutual, Babson and Mellon Equity are registered as investment advisers under the Investment Advisers Act of 1940.


MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly-owned subsidiaries of MassMutual, and various employee benefit plans. MassMutual also serves as the investment adviser to MassMutual Corporate Value Partners, Limited; MassMutual High Yield Partners, II, LLC; MassMutual/Darby CBO LLC; Somers CDO, Limited; and MassMutual Institutional Funds.

Citibank N.A. acts as custodian for the MML Trust, other than the MML Equity Index Fund. Its home office is located at 111 Wall Street, New York, NY, 10005. Boston Safe Deposit and Trust Company serves as the custodian of the MML Equity Index Fund. It is an indirect subsidiary of Mellon Bank Corporation and is located at One Boston Place, Boston, Massachusetts 02108.

MML Money Market Fund


The MML Money Market Fund seeks to maximize current income, to preserve capital, and to maintain liquidity, by investing in money market instruments.


MML Equity Fund


The MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income, and to preserve capital by investing in equity securities.


MML Equity Index Fund


The MML Equity Index Fund seeks investment results that correspond to the price and yield performance of the publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies,
Inc. and
have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies, Inc. Standard & Poor's makes no representation regarding the advisability of investing in the Fund.)


MML Blend Fund


The MML Blend Fund seeks a high total rate of return over time, consistent with prudent investment risk and capital preservation by investing in equity, fixed income and money market securities.

MML Managed Bond Fund

The MML Managed Bond Fund seeks a high rate of return, consistent with capital preservation by investing in investment grade, publicly traded, fixed income securities.


Oppenheimer Variable Account Funds


The Oppenheimer Variable Account Funds (the "Oppenheimer Funds") is an investment company consisting of ten separate funds. Oppenheimer Funds acts as the investment vehicle for separate accounts for variable insurance policies offered by insurance companies. Oppenheimer Global Securities Fund/VA, Oppenheimer Small Cap Growth Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Main Street Growth & Income Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Strategic Bond Fund/VA, Oppenheimer Bond Fund/VA and Oppenheimer Money Fund/VA are part of the Oppenheimer Funds.


OppenheimerFunds, Inc. ("OFI") supervises the investment operations of the Oppenheimer Funds. OFI also determines the composition of each respective portfolio and advises and recommends investment policies and the purchase and sale of securities, pursuant to an investment advisory agreement with each Oppenheimer Fund.

OFI is located at Two World Trade Center, New York, NY 10048-0203 and has operated as an investment adviser since April 30, 1959. Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI, and ultimately controlled by MassMutual, owns OFI. OFI is registered as an investment adviser under the Investment Advisers Act of 1940.

Bank of New York acts as custodian for the Oppenheimer Funds. Its home office is located at One Wall Street, New York, NY 10015.


Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. It invests in equity securities of U.S. and foreign issuers

Oppenheimer Small Cap Growth Fund/VA

The Oppenheimer Small Cap Growth Fund/VA seeks capital appreciation. Current income is not an objective. In seeking its objective, the Fund emphasizes investments in securities of "growth-type" companies with market capitalization less than $1 billion, including common stocks, preferred stocks, convertible securities, rights, warrants and options, in proportions which may vary from time to time.

Oppenheimer Aggressive Growth Fund/VA *

The Oppenheimer Aggressive Growth Fund seeks capital appreciation by investing in "growth-type" companies. *Prior to May 1, 1998, this Fund was called Oppenheimer Capital Appreciation Fund.

Oppenheimer Capital Appreciation Fund/VA *

The Oppenheimer Capital Appreciation Fund/VA seeks long-term capital appreciation by investing in securities of well-known established companies. It invests mainly in equity securities. *Prior to May 1, 1999, this Fund was called Oppenheimer Growth Fund.

Oppenheimer Main Street Growth & Income Fund/VA *

The Oppenheimer Main Street Growth & Income Fund/VA seeks total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. *Prior to May 1, 1999, this Fund was called Oppenheimer Growth & Income Fund.

Oppenheimer Multiple Strategies Fund/VA

The Oppenheimer Multiple Strategies Fund/VA seeks a total return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and money market securities.

Oppenheimer High Income Fund/VA

The Oppenheimer High Income Fund/VA seeks a high level of current income. The Fund invests in unrated securities or high risk securities in the lower rating categories, commonly known as "junkbonds" which are subject to a greater risk of loss of principal and non payment of interest than higher-rated securities.

Oppenheimer Strategic Bond Fund/VA

The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies, U.S. government securities, and lower-rated high yield securities of U.S. companies.

Oppenheimer Bond Fund/VA

The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

Oppenheimer Money Fund/VA

The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities consistent with low capital risk and the maintenance of liquidity. The Fund invests in short-term high quality money market securities.


Panorama Series Fund, Inc.


The Panorama Series Fund, Inc., ("Panorama Fund") is an open-end investment company. The Panorama Fund acts as the investment vehicle for separate accounts for variable insurance policies offered by insurance companies. The Panorama International Equity Portfolio, Panorama LifeSpan Balanced Portfolio, Panorama LifeSpan Diversified Income Portfolio, and Panorama LifeSpan Capital Appreciation Portfolio are separate series of the Panorama Fund.


OFI supervises the investment operations of the Panorama Fund. OFI also determines the composition of each Panorama Portfolio, and advises and recommends investment policies and purchase and sale of securities, under an investment advisory agreement with each Panorama Portfolio.


OFI has engaged three sub-advisers: Babson-Stewart Ivory International ("Babson-Stewart"), Credit Suisse Asset Management ("Credit Suisse") and Pilgrim Baxter & Associates ("Pilgrim Baxter") to provide day-to-day portfolio management for certain components of the Panorama LifeSpan Portfolios. Prior to January 12, 1999, Credit Suisse was known as BEA Associates.

Babson-Stewart, located at One Memorial Drive, Cambridge, MA 02142, also serves as the sub-adviser to the Panorama International Equity Portfolio. Babson-Stewart was originally formed in 1987. Credit Suisse is located at One Citicorp Center, 153 East 53 rd Street, 57 th Floor, New York, NY 10022. Pilgrim Baxter is located at 825 Duportail Road, Wayne, PA 19087.


Bank of New York acts as custodian for the Panorama Fund. Its home office is located at One Wall Street, New York, NY 10015.

Panorama International Equity Portfolio


The Panorama International Equity Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.


Panorama LifeSpan Balanced Portfolio


The Panorama LifeSpan Balanced Portfolio seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.


Panorama LifeSpan Diversified Income Portfolio


The Panorama LifeSpan Diversified Income Portfolio seeks high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds.


Panorama LifeSpan Capital Appreciation Portfolio


The Panorama LifeSpan Capital Appreciation Portfolio seeks long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.


Goldman Sachs Variable Insurance Trust


The Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT Trust") is an open-end, management investment company, organized in Delaware in September, 1997. The Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs CORE U.S. Equity Fund and Goldman Sachs Growth and Income Fund are each a separate series of shares of the Goldman Sachs VIT Trust.


Goldman Sachs Asset Management ("GSAM") is a separate operating division of Goldman Sachs & Co.

It serves as investment adviser to the Goldman Sachs Growth and Income, Goldman Sachs CORE U.S. Equity, Goldman Sachs Capital Growth and Goldman Sachs Mid Cap Value Funds. GSAM is located at One New York Plaza, New York, NY 10004.


The custodian for each fund of the Goldman Sachs VIT Trust is State Street Bank and Trust Company. It is located at 1776 Heritage Drive, North Quincy, MA 02110.

Goldman Sachs Capital Growth Fund


The Goldman Sachs Capital Growth Fund seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential.

Goldman Sachs Mid Cap Value Fund*

The Goldman Sachs Mid Cap Equity Fund seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion).
* Prior to May 1, 1999, this Fund was called Goldman Sachs Mid Cap Equity Fund.

Goldman Sachs CORE U.S. Equity Fund

The Goldman Sachs CORE U.S. Equity Fund seeks long-term growth of capital and dividend income through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.


Goldman Sachs Growth and Income Fund


The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.


MFS(R) Variable Insurance Trust(SM)

The MFS(R) Variable Insurance Trust(SM) ("MFS Trust") is an open-end management investment company, organized as a Massachusetts business trust in 1994. The MFS(R) New Discovery Series, MFS(R) Emerging Growth Series and MFS(R) Research Series (collectively referred to as "MFS Series") are each a separate series of shares of the MFS Trust.

Massachusetts Financial Services Company ("MFS Co.") advises the MFS Series. MFS Co. is a Delaware corporation and is located at 500 Boylston Street, Boston, MA 02116.

State Street Bank and Trust Company is the custodian of the MFS Series. It is located at 225 Franklin Street, Boston, MA 02110.

MFS(R) New Discovery Series


The MFS(R) New Discovery Series seeks capital appreciation by investing, under normal market conditions, at least 65% of its total assets in companies that are believed to offer superior prospects for growth. Such securities may either be listed on the securities exchanges or traded in the over-the-counter markets and may be U.S. or foreign companies.


MFS(R) Emerging Growth Series


The MFS(R) Emerging Growth Series seeks long-term growth of capital by investing primarily in common stocks of companies which are early in their life cycle, but which have the potential to become major enterprises (emerging growth companies).


MFS(R) Research Series

The MFS(R) Research Series seeks long-term growth of capital and future income by investing a substantial portion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the Fund's assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end investment company incorporated in Maryland in 1994. The T. Rowe Price Mid-Cap Growth Portfolio and
T. Rowe Price New America Growth Portfolio are each a separate series of shares of T. Rowe Price Equity Series, Inc.

T. Rowe Price Associates, Inc. ("T. Rowe Price") was founded in 1937 and is the investment adviser to each of the Portfolios. Its business address is 100 East Pratt Street, Baltimore, MD 21202.

State Street Bank and Trust Company and The Chase Manhattan Bank, N.A., London are the custodians for the T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio. The custodians' main offices are located at 225 Franklin Street, Boston, MA 02110 and Woolgate House, Coleman Street, London, EC2P 2HD, England, respectively.



T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.


T. Rowe Price New America Growth Portfolio


The T. Rowe Price New America Growth Portfolio seeks long-term growth of capital by investing in the common stocks of U.S. growth companies operating in service industries. Most of Portfolio assets are invested in service companies, regardless of size, which are expected to show superior earnings growth and are above-average performers in their fields. The Portfolio may also invest up to 25% of total assets in nonservice-related growth companies.


Fund Monitoring.

The MML Trust, Oppenheimer Funds, Panorama Fund, Goldman Sachs VIT Trust, MFS Trust, and T. Rowe Price Equity Series, Inc. were established to provide investment vehicles for variable life insurance contracts and variable annuities contracts. Shares of the MML Trust and Panorama Fund are not offered to the general public. They are offered solely to MassMutual separate investment accounts and other life insurance company separate accounts of MassMutual subsidiaries. Shares of the Oppenheimer Funds, Goldman Sachs VIT Trust, MFS Trust, and T. Rowe Price Equity Series, Inc. are also not offered to the general public. They are offered to insurance company separate accounts affiliated and unaffiliated with MassMutual which fund variable annuity, variable life insurance contracts and qualified plans.

Shares of the Funds may be sold to and held by separate accounts which fund variable annuity and variable life insurance contracts. As a result, certain conflicts of interests between variable annuity owners, variable life insurance policyowners and program investors may occur. Each Board of Trustees/Directors will monitor their respective Fund(s) for any material irreconcilable conflict of interest. Each will determine the appropriate action, if any, which should be taken if a material irreconcilable conflict arises between the holders of variable annuity contracts and variable life policies.

The Guaranteed Principal Account (GPA).

In addition to the Separate Account, You may allocate net premium or transfer account value to the GPA. Amounts You allocate or transfer to the GPA become part of MassMutual's general account assets. You do not share in the investment experience of those assets. Rather, We guarantee a 3% rate of return on Your allocated amount. For amounts transferred to the GPA due to a policy loan, the guaranteed rate is the greater of: (a) 3%; and (b) the policy loan rate less a MassMutual declared charge which cannot exceed 0.75%.

Although We are not obligated to credit interest at a rate higher than this minimum, We will credit and guarantee a secondary interest rate, which may be higher but will never be lower than the minimum, for the calendar year 1999. We may also pay a rate of interest in excess of that secondary guarantee for such periods. At Your request, We will inform you of the then applicable rate or rates.

Because of exemptive and exclusionary provisions, MassMutual has not registered interests in Our general account under the Securities Act of 1933. We also have not registered the general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any interests therein are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Premiums.

There are five premium concepts under the policy:

     1.   Initial Case Premium Paid.

     2.   Minimum Case Premium.

     3.   Minimum Initial Policy Premium.

     4.   Planned Annual Premium.

     5.   Minimum Planned Annual Premium.

1. Initial Case Premium Paid.

The initial case premium paid is the amount of premium paid for all policies in a case on deposit with Us before we install the case on our administrative system. The initial case premium paid determines the sales load percentages for all policies in that case.

2. Minimum Case Premium.

The minimum case premium is $250,000 of first year annualized premium.

3. Minimum Initial Policy Premium.

You must pay the minimum initial policy premium and submit the application and all other required forms in good order to Our Home Office before We will issue Your policy. The minimum initial policy premium is twelve times an amount equal to the first account value charges.

4. Planned Annual Premium.

You may elect in the application to pay an annual premium for Your policy. We call this premium Your planned annual premium. Your election of a planned annual premium forms the basis for the premium bills We send You. You may change the amount of Your planned annual premium at any time.

The amount of Your planned annual premium will depend on:

o    The selected face amount of Your policy;

o    The insured's age;

o    The insured's sex;

o    The insured's smoking classification; and

o    The amount of the initial premium paid.

There is no penalty if You do not pay the planned annual premium. Your payment of this amount does not guarantee coverage for any period of time. Even if You pay planned annual premiums, the policy terminates if the account value becomes insufficient to pay certain account value charges and the grace period expires without sufficient payment.

5. Minimum Planned Annual Premium.

The minimum planned annual premium establishes a threshold for Your policy's sales loads. The minimum planned annual premium depends on:

o The initial selected face amount of the policy;

o The insured's issue age;

o The insured's sex; and

o The insured's smoking classification

If there is a policy in a case with an initial case premium paid of less than $3,500,000, the sales load is greater in each of the first ten policy years up to the minimum planned annual premium.

The following table shows the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years, under death benefit option 1.

                         MINIMUM PLANNED ANNUAL PREMIUM
                      LEVEL $100,000 SELECTED FACE AMOUNT
                            (DEATH BENEFIT OPTION 1)

                                                         Issue Age
                                              ----------------------------------
      Class                                   Age           Age            Age
      -----                                   ---           ---            ---
                                               25            40             55
                                               --            --             --

Male Smoker                                   $792         $1,590         $3,486

Female Smoker                                 $640         $1,259         $2,516

Unisex Smoker                                 $762         $1,521         $3,294

Male Nonsmoker                                $666         $1,269         $2,705

Female Nonsmoker                              $578         $1,082         $2,185

Unisex Nonsmoker                              $648         $1,231         $2,593

Male Unismoker                                $734         $1,403         $2,945

Female Unismoker                              $603         $1,128         $2,245

Unisex Unismoker                              $708         $1,345         $2,789

Minimum and Maximum Premium Payments.

While Your policy is in force, You may pay premiums at any time before the death of the insured subject to certain restrictions. The minimum premium You may pay is $100.00.

There is no set maximum premium payment. However, We have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to Our Home Office or to the address indicated for payment on the premium reminder notice.

Net Premium Allocation.

You choose the percentages of Your net premiums to be allocated to the Separate Account Divisions and/or the GPA. You may choose any whole-number percentages as long as the total is 100%. You may allocate net premium payments to a maximum of eight Separate Account Divisions and the GPA at any time. You may also change Your allocation of future net premiums at any time without charge. To allocate net premiums or to transfer account value to a ninth Separate Account Division, You must transfer 100% of the account value from one or more of Your eight selected Separate Account Divisions.

During Your free look period, We will apply Your initial net premium to the MML Money Market Division, provided the premium equals or exceeds the minimum initial policy premium. At the later of the end of the free look period or the date We receive proper notice that You received Your policy, We will apply Your account value to the GPA and/or Separate Account Divisions according to Your instructions and subject to Our current allocation rules.

Termination.

We will not terminate Your policy for failure to pay premiums. Instead, We will terminate Your policy if on a monthly calculation date, the account value less any policy debt is insufficient to cover the total account value charges. Your policy will then enter a 61-day grace period.

Grace Period.

We allow You 61 days to pay any premium necessary to cover overdue account value charges. You will receive a notice from Us which states the overdue amount and premium due. During the 61-day grace period, Your policy remains in force. Your policy will terminate without value if We do not receive the premium due by the later of 61 days from the date the deduction is due or 30 days after We have mailed the written notice.

Death Benefit Under the Policy.

The death benefit is the amount We pay to the designated beneficiary(ies) when the insured dies. Upon receiving proof of death, We pay the beneficiary the death benefit amount determined as of the date the insured dies. The beneficiary may direct Us to pay all or part of the benefit in cash or to apply it under one or more of Our payment options.

Minimum Face Amount.


To qualify as life insurance under federal tax laws currently in effect, the policy has a minimum face amount. The minimum face amount equals the account value times the minimum face amount percentage. The percentages depend upon the insured's age, sex and smoking classification. The percentages are shown in the Table Of Minimum Face Amount Percentages in the policy.


Death Benefit Options.

In the application, You choose a selected face amount and death benefit option. We offer two death benefit options:

     1.   Death Benefit Option 1:

          the death benefit is the greater of the selected face amount in effect on the date of death or the minimum face amount in effect on the date of death.

     2.   Death Benefit Option 2:

          the death benefit is the greater of (a) the sum of the selected face amount in effect on the date of death plus the account value on the date of death or (b) the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, We will pay a death benefit based on the option in effect on the date of death, with the following adjustments:

     o We add the part of any account value charges that apply for the period beyond the date of death; and

     o    We deduct any policy debt outstanding on the date of death; and

     o    We deduct any account value charges unpaid as of the date of death.

If the insured dies after the first policy year, We will also include a pro-rata share of any dividend allocated to the policy for the year death occurs.

Under death benefit option 1, the death benefit amount is unaffected by Your policy's investment experience unless the death benefit is based on the minimum face amount. Under death benefit option 2, the death benefit amount may increase or decrease as a result of Your policy's investment experience.

We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the interest payment option but not less than that required by law.

Example: The following example shows how the death benefit may vary as a result of investment performance and death benefit option in effect on the date of death.

                                            Policy A        Policy B
                                            --------        --------

(a)  Selected face amount:                  $100,000        $100,000

(b)  Account value on
     date of death                           $40,000         $50,000

(c)  Minimum face amount
     percentage on date of death:                240%            240%

(d)  Minimum face amount
     (b x c):                                $96,000        $120,000

     Death benefit if
     death benefit option 1
     is in effect
     [greater of (a) or (d)]:               $100,000        $120,000

     Death benefit if
     death benefit option 2
     is in effect [greater of
     (a + b) or (d)]:                       $140,000        $150,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

Changes In Selected Face Amount.

You may increase the selected face amount by written request six months after We issue Your policy or six months after a previous increase. We require adequate evidence of insurability for an increase. We will not allow an increase in the selected face amount after the policy anniversary date nearest the insured's 85th birthday. Additionally, any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

     o 15 days after We receive and approve Your written request for such change; or

     o    the requested effective date of the change.

Any increase must be for at least $5,000.

You may also decrease Your policy's selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000. Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of :

     o 15 days after We receive and approve Your written request for such change; or

     o    the requested effective date of the change.

Account Value.

The account value of Your policy is the variable account value plus the fixed account value. Initially, this value equals the net amount of the initial premium You paid under the policy. We apply this amount to the MML Money Market Division until the later of: (1) the expiration of the free look period or (2) the date We receive proper notice that You have received Your policy. The account value is then allocated among the Separate Account Divisions and/or the GPA according to Your instructions, subject to applicable restrictions.

The purchase and sale of accumulation units will affect Your variable account value. We purchase and sell units at the unit value as of the valuation time on the valuation date if We receive Your transaction request before the valuation time. Otherwise, We will purchase and sell units to complete Your request at the unit value as of the valuation time on the next following valuation date, or a later date if You request. We determine unit values on each valuation date.

Investment Return.

The investment return of Your policy is based on:

     o The account value held in each Separate Account Division for that policy;

     o The investment experience of each Separate Account Division as measured by its actual net rate of return; and

     o    The interest rate credited on account value held in the GPA.

The investment experience of a Separate Account Division reflects:

     o increases or decreases in the net asset value of the shares of the underlying Fund;

     o    any dividend or capital gains distributions declared by the Fund; and

     o    any charges against the assets of the Separate Account Division.

We determine the investment experience each day on each valuation date. The actual net rate of return for a Separate Account Division measures the investment experience from the end of one valuation date to the end of the next valuation date.

Cash Surrender Value.

You may surrender Your policy for its cash surrender value at any time while the insured is living. The cash surrender value is:

     o    Account value; less

     o    Any outstanding policy debt.

There is no surrender charge.

Your surrender is effective on the date We receive Your policy and a fully completed written request at Our Home Office, unless You select a later effective date. If, however, We receive Your surrender request on a date that is not a valuation date or after a valuation time, then Your surrender will be effective on the next valuation date.

Transfers.

You may transfer all or part of the account value among the policy's Separate Account Divisions and the GPA by written request. In Your transfer request, You must indicate the dollar amount or the whole-number percentage You wish to transfer. There is no limit on the number of transfers You may make from the Separate Account Divisions.

You may maintain account value in a maximum of eight Separate Account Divisions and the GPA at any one time. If You want to transfer net premium or transfer account value to a ninth Division, You must transfer 100% of the account value from one or more of the eight active Separate Account Divisions.

You may transfer all account value in the Separate Account to the GPA at any time without incurring a fee. The transfer will take effect when We receive Your signed, written request.

We will consider all transfers made on one valuation date to be one transfer.

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than six transfers in a policy year. This fee will not exceed $10 per transfer.

You may only transfer account value from the GPA to the Separate Account once per policy year. This transfer may not exceed 25% of Your fixed account value at the time of Your transfer. For purposes of this transfer restriction, Your fixed account value does not include policy debt. However, You may transfer 100% of Your fixed account value to the Separate Account if:

     o You have transferred 25% of Your fixed account value in each of the previous three policy years, and

     o You have not allocated premium payments or made transfers to the GPA during any of the previous three policy years, except as a result of a policy loan.

You cannot transfer GPA account value equal to any policy debt.

Automated Account Value Transfer.

Automated account value transfer allows You to make monthly transfers of account value in a Separate Account Division to any combination of Separate Account Divisions and the GPA. You must specify the amount You wish to transfer as a dollar amount or a whole-number percentage. Automated account value transfers are not available from more than one Separate Account Division or from the GPA. We consider this process as one transfer per policy year.

You can elect, change or cancel automated account value transfer on any valuation date, provided We receive a fully completed written request. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after We receive Your request at Our Home Office. If We receive Your request before the end of the free look period, Your first automated transfer will occur at the end of this period.

Transfers will occur automatically. However, You must specify:

     o    the Separate Account Division We are to transfer from; and

     o    the Separate Account Division(s) and/or GPA We are to transfer to; and

     o    the length of time during which transfers will continue.

If Your transfer amount is greater than Your account value in the Separate Account Division We are transferring from, then We will transfer Your remaining account value in that Division in the same proportion as Your previously transferred amounts. We will not process any more automated transfers thereafter.

Withdrawals.

After Your policy has been in force for six months, You can withdraw value from Your policy on any monthly calculation date. You must send written request to Our Home Office.

     o Minimum withdrawal amount: $100 (before deducting the withdrawal charge).

     o Maximum withdrawal amount: cash surrender value, less an amount equal to the following:

          o twelve multiplied by the most recent account value charges for Your policy if You take a withdrawal before the policy anniversary date nearest the insured's 65th birthday; or

          o sixty multiplied by the most recent account value charges if You take a withdrawal on or after the policy anniversary date nearest the insured's 65th birthday.

We deduct the withdrawal amount from Your account value as of the valuation time on the applicable monthly calculation date. You must specify the GPA or the Separate Account Division(s) from which the withdrawal is to be made. If You do not specify otherwise, We will withdraw the amount in proportion from Your values in the Separate Account Divisions and the GPA. The withdrawal amount may not exceed the non-loaned account value of a Separate Account Division or GPA.


We deduct a charge of 2.0% from the amount You withdraw. This charge will not exceed $25.00.


We will reduce Your account value by the amount of the withdrawal. We may reduce Your policy's selected face amount to prevent an increase in the amount at risk, unless You provide Us with satisfactory evidence of insurability. Withdrawals may have tax consequences.

Policy Loan Privilege.

You can take a loan on Your policy at any time while the insured is living. The maximum loan is:

     o    Your account value at the time of the loan; less

     o    any outstanding policy debt before the new loan; less

     o interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; less

     o an amount equal to the most recent account value charge for Your policy multiplied by the number of monthly calculation dates remaining, up to and including, the next policy anniversary date.

You must properly assign Your policy to Us as collateral for the loan.

Source of Loan.

We deduct Your requested loan amount from the Separate Account Divisions and the GPA in proportion to the non-loaned account value of each on the date of the loan request. We liquidate shares taken from the Separate Account Divisions and transfer the resulting dollar amounts to the GPA. These dollar amounts become part of the loaned portion of the GPA. You may not borrow from the loaned portion of the GPA.

We may delay any loan from the non-loaned portion of the GPA for up to six months. We may also delay any loan from the Separate Account if:

     o the New York Stock Exchange is closed, except for normal weekend and holiday closings or trading is restricted, or

     o the Securities and Exchange Commission determines that an emergency exists, or

     o    the Securities and Exchange Commission permits Us to delay payment.

If Loans Exceed the Policy Account Value.

Policy debt is Your outstanding loan balance, including accrued interest. Policy debt must not exceed Your account value. If this limit is reached, We may terminate the policy. If We terminate Your policy for this reason, We will notify You and any assignee shown on our records in writing. This notice states the amount necessary to bring the policy debt back within the limit. If We do not receive a payment within 31 days after the date We mailed the notice, the policy terminates without value at the end of those 31 days. Termination of a policy under these circumstances could cause You to recognize gross income.

Interest.

On the application, You may select a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate. We set the adjustable loan rate each year that will apply for the next policy year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service. If Moody's is no longer published, We will use a substantially similar average. The maximum rate is the greater of:

     o the published monthly average for the calendar month ending two months before the policy year begins; or

     o    5%.

We will increase the rate if the maximum limit is at least 1/2% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least 1/2% lower than the rate in effect for the previous year.

Interest accrues daily, becoming part of the policy debt. Interest is due on each policy anniversary. If You do not pay interest when due, We will add the interest to the loan, and it will bear interest at the same rate. We treat any interest capitalized on a policy anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the GPA in proportion to the non-loaned account value in each.

Repayment.

You may repay all or part of any policy debt at any time while Your policy is in force. Upon repayment, We will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account Division and/or the GPA at the time of repayment. If You do not repay the loan, We deduct the loan amount due from the surrender value or death benefit.

Interest Credited on Loaned Value.

The amount equal to any outstanding policy loans is held in the GPA. This amount is credited with interest at a rate which is the greater of 3.0% or Your policy loan rate, less a MassMutual declared charge we guarantee will not exceed 0.75%.

Effect of Loan.

Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

As long as a loan is outstanding, a portion of Your policy's account value equal to the loan is held in the GPA. The Separate Account's investment performance does not affect this amount. Tax consequences may result if You have policy debt when You surrender
Your policy.

Part II - Additional Provisions of the Policy.

Paid-up Policy Date.

The paid-up policy date is the policy anniversary nearest the insured's 100th birthday. On this date and at all times thereafter, the selected face amount equals the account value and the death benefit option will be death benefit option 1. As of this date, the charge for cost of insurance will be $0 and We will no longer accept premium payments. We will continue to deduct any other account value charges. The policy does not lapse after the paid-up policy date. Your payment of planned annual premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Reinstatement.

For a period of five (5) years after termination, You can request that We reinstate the policy during the insured's lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value. A termination and/or reinstatement may cause the policy to become a modified endowment contract.

Before We reinstate the policy, We must receive the following:

     o A premium payment that will produce an account value equal to 3 times the total account value charges for the policy on the monthly calculation date on or next following the date of reinstatement;

     o    Evidence of insurability satisfactory to us; and

     o Where necessary, a signed acknowledgement that the policy has become a modified endowment contract.

If We do reinstate the policy, Your policy's selected face amount for the reinstated policy will be the same as if the policy had not terminated.

Payment Options.

Upon full surrender or the insured's death, We will pay the entire cash surrender value or all or part of the death benefit in cash or as a series of level payments under a payment option. Your payments will no longer be affected by the investment experience of the Separate Account Divisions or the GPA.

To receive payments under any of the following options, the proceeds must be at least $2,000. If the payments under any option are less than $20 each, We reserve the right to make payments at less frequent intervals. Your payment option choices are:

     A. Fixed Amount Payment Option. We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount We hold runs out.

     B. Fixed Time Payment Option. We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

               o    the total amount applied; and

               o    the period selected; and

               o the monthly payment rates we are using when the first payment is due.

     C. Lifetime Payment Option. We make equal monthly payments on the life of a named person. Three variations are available:

               o    Payments for life only;

               o Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

               o Payments guaranteed for the amount applied or the death of the named person, whichever is later.

     D. Interest Payment Option. We hold amounts applied under this option. We will pay interest monthly of at least 3% per year on the unpaid balance.

     E. Joint Lifetime Payment Option. We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

               o Payments guaranteed for 10 years or when both named persons die, whichever is later; and

               o Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

     F. Joint Lifetime Payment Option with Reduced Payments. We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights under Payment Options.

If provided in the payment option election, You may withdraw all or part of the unpaid balance or apply it under any other option.

Beneficiary.

A beneficiary is any person You name on Our records to receive insurance proceeds after the insured dies. You name the beneficiary in the policy application. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

You may name any beneficiary as an irrevocable beneficiary. We need the consent of an irrevocable beneficiary if You wish to change that beneficiary. We also need the consent of any irrevocable beneficiary if You wish to exercise any policy right except the right to:

     o    Exercise dividend rights.

     o    Reinstate the policy after termination.

If no beneficiary is living when the insured dies, we will pay the death benefit to the policyowner unless instructed otherwise. If the policyowner is deceased, then We will pay the death benefit to the policyowner's estate.

Changing the Policyowner or Beneficiary.

You may change the policyowner or any beneficiary during the insured's lifetime by writing to Our Home Office. The change takes effect as of the date of the request, even if the insured dies before we receive it. Different rules apply if You named an irrevocable beneficiary.

Right to Substitute Insured.

You may transfer the policy to the life of a substitute insured subject to certain restrictions. You must request this transfer in writing. The substitution of an insured may affect the policy's selected face amount and account value. Future charges against the policy will be based on the life of the substitute insured.

The costs to transfer are:

     o    an administrative fee of $75, plus

     o any premium necessary to effect the transfer, plus

     o    any excess policy debt You have not repaid prior to transfer.

Excess policy debt is the amount by which policy debt exceeds the maximum loan available after transfer. You must pay any such excess on or before the transfer date.

The incontestability and suicide exclusion periods, as they apply to the substitute insured, run from the transfer date. Any assignments will continue to apply.

The Internal Revenue Service has ruled that a substitution of insureds is an exchange of contracts which does not qualify for the tax deferral available under Code Section 1035. Therefore, You must include in current gross income all the previously unrecognized gain in the policy upon a substitution of insureds.

Assignment.

You may assign Your policy as collateral for a loan or other obligation, subject to any outstanding policy debt. For any assignment to be binding on us, We must receive a signed assignment in proper form at Our Home Office. We are not responsible for the validity of any assignment.

Dividends.

Each year We determine the money available to pay dividends. We then determine if We will pay any dividend under the policy. We will pay any dividend on Your policy anniversary. If the insured dies after the first policy year, We will include as part of the death benefit a pro rata share of any dividend allocated to the policy for the year death occurs. We do not expect to pay any dividends under the policies.

Limits on Our Right to Challenge the Policy.

We reserve the right to contest the validity of a policy within two years from its issue date, reinstatement or an increase in the selected face amount. After that two-year period, We cannot contest its validity, except for failure to pay premiums.

Misstatement of Age or Sex.

We will make an adjustment if the insured's date of birth or sex in the application is not correct. If the adjustment is made when the insured dies, We will adjust the death benefit by the most recent cost of insurance charge according to the correct age and sex. If We make the adjustment before the insured dies, We will base future account value charges on the correct age and sex.

Suicide Exclusion.

If the insured commits suicide whether sane or insane within two years from the issue date while the policy is in force, We will pay a limited death benefit in one sum to the beneficiary. The limited death benefit is the amount of premiums paid for the policy, less any policy debt and amounts withdrawn.


If the insured commits suicide whether sane or insane within two years from an increase in the selected face amount and while the policy is in force, We will pay a limited benefit to the beneficiary. The limited death benefit is the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two years prior to the suicide.


When We Pay Proceeds.

If the policy has not terminated, We will normally pay the cash surrender value, loan proceeds or the death benefit within 7 days after We receive all required documents in proper form at Our Home Office. We can delay payment of the surrender value from the Separate Account, any withdrawal from the Separate Account, Separate Account loan proceeds or the death benefit during any period that:

     o It is not reasonably practicable for Us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or

     o The Securities and Exchange Commission determines that an emergency exists; or

     o The Securities and Exchange Commission permits Us to delay payment for the protection of our policyowners.

We may delay payment of any cash surrender value or loan proceeds from the GPA for up to 6 months from the date the We receive the request at Our Home Office.

We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. When the investigation is complete, We generally determine within five days whether the claim should be paid and make payments promptly. If We delay payment for 10 working days or more from the effective date of surrender or withdrawal, We will add interest at the same rate as is paid under the interest payment option at that time.

Free Look Provision.

You may cancel Your policy at the latest of:

     o    within 10 days after You receive it; or

     o within 10 days after You receive a written notice of right to withdraw; or

     o    within 45 days after signing the Part 1 of the application.

You must mail or deliver the policy either:

     o    to Our Home Office; or

     o    to the agent who sold You the policy; or

     o    to one of Our agency offices.

If You cancel the policy, We will pay a refund to You. The refund equals:

     o any premium You paid for this policy; plus interest credited to this policy under the GPA; plus or minus

     o an amount that reflects investment experience of the Separate Account Divisions; minus

     o    any amounts You borrowed or withdrew.

Certain states may require that we refund to You the premium payments that You paid instead. During the free look period, We will apply premium payments to the MML Money Market Division.

Part III - Other Important
Information.

Federal Income Tax Considerations.

The following discussion presents a general description of the federal income tax consequences of the policy, in accordance with Our understanding of current federal income tax laws. It is not an exhaustive study of all tax issues that might arise under the policy. This discussion is not intended as tax advice. We make no representation as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. We reserve the right to make changes in the policy to ensure it qualifies as life insurance for tax purposes. We do not address state or other applicable tax laws in this discussion. We make no guarantee regarding the future tax treatment of any policy.

For complete consideration of federal and state tax consequences, You should consult a qualified tax adviser prior to purchasing the policy.

Under current state laws, We may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, We reserve the right to charge the Separate Account for such taxes if attributable to the Separate Account.

Policy Proceeds, Premiums and Loans.

We believe the policy meets the statutory definition of life insurance under Internal Revenue Code ("Code") Section 7702 and thus receives the same tax treatment as that given to fixed benefit life insurance. As a result, the policy's death benefit is generally excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. An exception to this general rule is where a policy has been transferred for value. In that case, only the portion of the death benefit equal to premiums paid for the policy may be excluded from gross income.

Upon Your full surrender of a policy for its cash surrender value, You may recognize ordinary income for federal tax purposes. Ordinary income is the amount by which:

     o    account value, including

     o    outstanding policy debt (which may include unpaid interest), exceeds

     o    premiums paid but not previously recovered.

Decreases in selected face amount and withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) states that if a reduction of future benefits occurs during the first 15 years after a policy is issued and if there is a cash distribution associated with that reduction, You may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Generally, if a taxable event does not otherwise exist, a withdrawal is taxable only if it exceeds Your yet unrecovered premium contributions. We suggest that You consult Your tax adviser prior to decreasing Your selected face amount or taking a withdrawal.

If You change the policyowner or the insured or exchange or assign Your policy, tax consequences may occur. We also believe that under current law any policy loan will be treated as policy debt. Therefore, no part of any loan under a policy will constitute income to You. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, will no longer be tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. We suggest You consult Your tax adviser for further guidance on the deductibility for tax purposes of the interest on policy loans.

If a business or corporation owns the policy, the Code may impose additional restrictions. The interest deduction available for loans against a business-owned policy is limited. For those corporations subject to the alternative minimum tax, there may be an indirect tax upon the inside build-up of gain. The corporate alternative minimum tax could also apply to a portion of the amount by which death benefits received exceed the policy's cash value at date of death.

Federal, state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary.

For complete information on the impact of changes to Your policy and federal and state tax considerations, You should consult a qualified tax adviser.

Modified Endowment Contracts.

If Your policy becomes a modified endowment contract, loans, collateral assignments, and other amounts distributed are taxable to the extent of any accumulated income in the policy. In general, the amount subject to tax is the excess of the account value (both loaned and unloaned) over the previously unrecovered premiums paid. Any death benefits We pay under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A policy is a modified endowment contract if it satisfies the definition of life insurance in the Code, but fails the additional "7-pay test." A policy fails this test if the accumulated amount paid under the policy at any time during the first seven policy years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Regardless, a policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require Us to re-test a policy to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause Us to re-test the policy as if it had originally been issued with the reduced death benefit. If the premiums actually paid into a policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the policy is in force will require Us to re-test the policy to determine whether it continues to meet the 7- pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits.

Since the policy provides for flexible premium payments, We will carefully monitor the policy to determine whether increases in death benefits or additional premium payments cause either the start of a new 7-pay test period or the taxation of distributions and loans. All additional premium payments will be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual policyowners. These exceptions include:

     o distributions made on or after the date the taxpayer attains age 59 1/2 ; or

     o    distributions attributable to the taxpayer's becoming disabled; or

     o distributions that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Once a policy fails the 7-pay test, loans, collateral assignments, and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure and may result in tax consequences.

For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

You should consult a qualified tax adviser for complete information on modified endowment contract status, especially in the case of a corporate-owned policy.

Diversification Standards.

To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund is required to diversify its investments. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality, however, is treated as a separate issuer.

We intend to comply with the Final Regulations to ensure the policy continues to qualify as life insurance for federal income tax purposes. If future regulations are issued regarding whether a policyowner may direct investments to a particular division of a separate account, We reserve the right to modify the policy as necessary to prevent the policyowner from being considered the owner of the assets of the Separate Account.

Your Voting Rights.

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, You have voting rights. You are entitled to instruct Us how to vote the Funds' shares held in the Separate Account that are attributable to Your policy at shareholder meetings. We determine who has voting rights as of the record date for the meeting.

We determine the number of Fund shares held in the Separate Account attributable to Your policy by dividing Your account value in each Division, if any, by $100. We count fractional votes.

In order to exercise Your voting rights, We will send You proxy material and an instruction form. If We have not received effective voting instructions, We will vote Fund shares held by the Separate Account in the same proportion as the shares for which We received instructions, if required by law. Otherwise, We reserve the right to vote such shares at Our own discretion.

Our Rights.

We reserve the right to take certain actions in connection with Our operations and the operations of the Separate Account. We will act in accordance with applicable laws. If required by law or regulation, We will seek Your approval.

Specifically, We reserve the right to:

     o Create new segments of the Separate Account for any new variable life insurance products We create in the future;

     o    Create new Separate Accounts;

     o    Combine any two or more Separate Accounts;

     o Make available additional Separate Account Divisions investing in additional investment companies;

     o    Eliminate one or more Separate Account Divisions;

     o Substitute or merge two or more Separate Account Divisions or Separate Accounts;

     o Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

     o Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended, or in any other form permitted by law;

     o De-register the Separate Account under the Investment Company Act of 1940, as amended, if registration is no longer required; and

     o    Change the name of the Separate Account.

We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use Our name or part of it, but We may also withdraw this right.

Records And Reports.

We maintain all Separate Account and GPA records and accounts. Each year within 30 days after Your policy anniversary, We will mail to You a report showing:

     o    Your account value at the beginning of the previous policy year;

     o    all premiums paid during the previous policy year;

     o all additions to and deductions from Your account value during the policy year; and

     o the account value, death benefit, cash surrender value and policy debt as of Your last policy anniversary.

We will include any additional information required by any applicable law or regulation in this report.

Sales And Other Agreements.

MML Distributors, LLC ("MML Distributors") a wholly-owned subsidiary of MassMutual, is the principal underwriter of the policy. MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual, serves as the co-underwriter of the policies. Both MML Distributors and MMLISI are located at 1414 Main Street, Springfield, MA 01144-1013. Each underwriter is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer under the Securities Exchange Act of 1934. Each is also a member of the National Association of Securities Dealers, Inc. ("NASD").

MML Distributors may enter into selling agreements with other registered SEC broker-dealers who are also members of the NASD. These are selling brokers.

We also sell the policies through state insurance licensed agents. These agents are also registered representatives of selling brokers or of MMLISI.

When We receive a completed application, the selling broker or co-underwriter performs suitability review. In some cases, We perform insurance underwriting. If We accept the application, we determine the insured's risk classification. If We do not accept the application, We will refund any premium paid.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policies. We pay commissions through MMLISI and MML Distributors to agents and selling brokers.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Commissions.

We pay agents or selling brokers commissions as a percentage of premiums paid under the policies. The commission percentage is based on the minimum planned annual premium. The maximum commission percentage We will pay under the policies is 18% of premiums.

Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

Bonding Arrangement.

We maintain an insurance company blanket bond which provides $50,000,000 coverage for MassMutual officers and employees and general agents and agents. The blanket bond is subject to a $350,000 deductible.

Year 2000.


Like other businesses and governments around the world, We could be adversely affected if the computer systems used by Us and those with which We do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue."

In 1996, We began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on Our Own behalf and on behalf of certain subsidiaries. We are addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. We are also seeking assurances from vendors, customers, service providers, governments and others with which We conduct business, to determine their year 2000 readiness.

The costs are currently being expensed, and when measured against net gain from operations before dividends, are not material to Us.


Legal Proceedings.

We are currently not involved in any material legal proceedings that adversely impact the policy.

Experts.


We have included the financial statements of MassMutual and the Strategic Variable Life(R) segment of Massachusetts Mutual Variable Life Separate Account I in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP's report on the statutory financial statements of MassMutual includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.


John M. Valencia, Assistant Vice President for MassMutual, has examined the illustrations in Appendix C of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.

Financial Statements.


You should consider the financial statements of MassMutual and the Strategic Variable Life(R) segment of the Separate Account included in Appendix E of this prospectus only as bearing upon Our ability to meet Our obligations under the policy.

Appendix A - Glossary

Case:

A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Fixed Account Value:

The account value in the GPA.

Insured:

Person whose life the policy insures.

Issue Date:

The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Monthly Calculation Date:

The date account value charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Net Premium:

Premium paid less sales load, premium tax charges and federal deferred acquisition cost tax charges.

Policy Anniversary:

The anniversary of the policy date.

Policy Date:

The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year:

The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner:

The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on Our records.

Valuation Date:

A date on which the price of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Period:

The period from the end of one valuation date to the end of the next valuation date.

Valuation Time:

The time the New York Stock Exchange closes on a valuation date (currently 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

Variable Account Value:

The account value in the Separate Account Divisions.

Appendix B - Rates of Return


Table 1 shows the Effective Annual Rates of Return of the Funds based on the actual investment performance of the Funds, after deductions of investment management fees and other Fund operating expenses. This Table is based on December 31, 1998 figures. The Effective Annual Rates of Return do not reflect the deduction of mortality and expense risk charges, premium deductions, administrative charge, cost of insurance charges or underwriting charges.

Table 2 shows the Effective Annual Rates of Return of the Separate Account Divisions. These returns are based on the actual underlying Fund performance and the deduction of the current mortality and expense risk charge. The Effective Annual Rates of Return do not reflect premium deductions, administrative charge, cost of insurance charges or underwriting charges. This table is based on December 31, 1998 figures. It assumes the Separate Account Divisions have been in operation for the same periods as the underlying Funds in which they invest. Also, it reflects the total of the income generated by the Funds' net of investment management fees and other operating expenses, plus realized or unrealized capital gains and losses.

Table 3 shows the One Year Total Returns of the Funds based on actual investment performance. It reflects the deduction of investment management fees and other operating expenses. This table is based on December 31, 1998 annualized figures. These rates of return do not reflect the deduction of mortality and expense risk charges, premium deductions, administrative charge, cost of insurance charges or underwriting charges.


Since Tables 1, 2 and 3 do not reflect deductions from premiums or administrative, cost of insurance, and underwriting charges, the rates do not illustrate how actual investment performance will affect the benefits under the policy. If these charges were included, the returns would be lower.

The rates of return shown do not indicate future performance. You may consider these rates of returns when assessing Funds' investment advisers and sub-advisers competence and performance.

                                     TABLE 1

                      EFFECTIVE ANNUAL RATES OF RETURN (1)

                             AS OF DECEMBER 31, 1998



------------------------------------------------------------------------------------------------------------------------------------
                                                        1          3           5           10          15          20        Since
Fund (Inception Date)                                  Year       Years       Years       Years       Years       Years    Inception
------------------------------------------------------------------------------------------------------------------------------------
MML Equity Fund (9/15/71)(2)                          16.20%      21.57%      19.66%      16.39%      15.76%      16.86%      14.84%

MML Equity Index Fund                                 28.22%         --          --          --          --          --       31.03%
(5/1/97)

MML Blend Fund (2/3/84)                               13.56%      16.09%      14.60%      13.70%         --          --       13.67%

MML Managed Bond Fund                                  8.14%       7.06%       7.07%       9.19%      10.16%         --       10.24%
(12/16/81)

MML Money Market Fund                                  5.16%       5.11%       4.95%       5.41%       6.16%         --        6.66%
(12/16/81)(3)

Oppenheimer Global Securities                         14.11%      18.06%       9.67%         --          --          --       12.49%
Fund/VA (11/12/90)(4)

Oppenheimer Small Cap                                    --          --          --          --          --          --       -4.00%
Growth Fund/VA (5/1/98)(4)

Oppenheimer Aggressive                                12.36%      14.69%      13.06%      16.12%         --          --       15.07%
Growth Fund/VA (8/15/86)(4)

Oppenheimer Capital                                   24.00%      25.29%      22.10%      16.85%         --          --       16.03%
Appreciation Fund/VA
(4/3/85)(4),(7)

Oppenheimer Main Street                                4.70%      22.49%         --          --          --          --       27.00%
Growth & Income Fund/VA
(7/5/95)(4),(8)

Oppenheimer Multiple                                   6.66%      13.03%      11.43%      11.22%         --          --       11.57%
Strategies Fund/VA (2/9/87)(4)

Oppenheimer High Income                                0.31%       9.06%       8.62%      12.71%         --          --       12.26%
Fund/VA (4/30/86)(4)

Oppenheimer Strategic Bond                             2.90%       7.82%       6.83%         --          --          --        6.79%
Fund/VA (5/3/93)(4)

Oppenheimer Bond Fund/VA                               6.80%       6.93%       7.01%       9.28%         --          --        9.66%
(4/3/85)(4)

Oppenheimer Money Fund/VA                              5.25%       5.23%       5.10%       5.61%         --          --        5.88%
(4/3/85)(3),(4),(5)

Panorama International Equity                         19.40%      13.49%      10.34%         --          --          --       10.21%
Portfolio (5/13/92)

Panorama LifeSpan Capital                              6.49%      12.23%         --          --          --          --       13.11%
Appreciation Portfolio (9/1/95)

Panorama LifeSpan Balanced                             6.17%      10.54%         --          --          --          --       11.39%
Portfolio (9/1/95)

Panorama LifeSpan Diversified                          4.88%       8.06%         --          --          --          --        9.02%
Income Portfolio (9/1/95)

Goldman Sachs Capital Growth                             --          --          --          --          --          --       13.40%
Fund (51/98)(6)

Goldman Sachs Mid Cap Value                              --          --          --          --          --          --      -13.56%
Fund (5/1/98)(6),(9)

Goldman Sachs CORE U.S.                                  --          --          --          --          --          --       14.73%
Equity Fund (2/13/98)(6)

Goldman Sachs Growth and                                 --          --          --          --          --          --        5.47%
Income Fund (1/12/98)(6)

MFS (R) a New Discovery Series                           --          --          --          --          --          --        2.20%
(5/1/98)

MFS (R) a Emerging Growth Series                      34.16%      24.16%         --          --          --          --       26.55%
(7/24/95)

MFS (R)Research Series (7/26/95)                      23.39%      21.99%         --          --          --          --       22.52%

T. Rowe Price Mid-Cap Growth                          22.08%         --          --          --          --          --       20.43%
Portfolio (12/31/96)

T. Rowe Price New America                             18.51%      19.90%         --          --          --          --       22.56%
Growth Portfolio (3/31/94)


(1). The Effective Annual Rates Of Return is calculated by determining, over a stated period of time, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions.

(2). Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.

(3). An investment in money market funds is neither insured nor guaranteed by the U.S. Government and such a fund's net asset value is not guaranteed to remain stable at $1.00 per share.

(4). Each Oppenheimer Fund is a series of Oppenheimer Variable Account Funds.

(5). Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.

(6). Each Goldman Sachs Fund is a series of Goldman Sachs Variable Insurance Trust.

(7). Prior to May 1, 1999, this Fund was called Oppenheimer Growth Fund.

(8). Prior to May 1, 1999, this Fund was called Oppenheimer Growth & Income
     Fund.

(9). Prior to May 1, 1999, this Fund was called Goldman Sachs Mid Cap Equity
     Fund.

The chart below shows the Effective Annual Rates Of Return Of The Divisions Of The Separate Account. The performance figures are calculated on the basis of the actual historical performance of the Funds for the periods shown. These performance figures reflect all Fund level charges, that is, all investment management fees and direct operating expenses, as well as the mortality and expense charge. The current mortality and expense risk charge is 0.30%. These returns do not reflect expenses or administrative and cost of insurance charges assessed against the account value of the policy. The inclusion of these charges would reduce the returns shown.


                                     TABLE 2

    EFFECTIVE ANNUAL RATES OF RETURN OF EACH DIVISION OF THE SEPARATE ACCOUNT

                             AS OF DECEMBER 31, 1998
   >

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  1              5              10          Since
Division (Inception Date)                                                        Year           Years          Years       Inception
------------------------------------------------------------------------------------------------------------------------------------
MML Equity Division (9/15/71)(1)                                                 15.90%         19.36%         16.09%         14.54%

MML Equity Index Division (5/1/97)                                               27.92%            --             --          30.73%

MML Blend Division (2/3/84)                                                      13.26%         14.30%         13.40%         13.37%

MML Managed Bond Division (12/16/81)                                              7.84%          6.77%          8.89%          9.94%

MML Money Market Division (12/16/81)                                              4.86%          4.65%          5.11%          6.36%

Oppenheimer Global Securities Division (11/12/90)(2)                             13.81%          9.37%            --          12.19%

Oppenheimer Small Cap Growth Division (5/1/98)(2)                                   --             --             --          -4.30%

Oppenheimer Aggressive Growth Division                                           12.06%         12.76%         15.82%         14.77%
(8/15/86)(2),(3)

Oppenheimer Capital Appreciation Division                                        23.70%         21.80%         16.55%         15.73%
(4/3/85)(2),(6)

Oppenheimer Main Street Growth & Income                                           4.40%            --             --          26.70%
Division (7/5/95)(2),(7)

Oppenheimer Multiple Strategies Division                                          6.36%         11.13%         10.92%         11.27%
(2/9/87)(2)

Oppenheimer High Income Division (4/30/86)(2)                                     0.01%          8.32%         12.41%         11.96%

Oppenheimer Strategic Bond Division (5/3/93)(2)                                   2.60%          6.53%            --           6.49%

Oppenheimer Bond Division (4/3/85)(2)                                             6.50%          6.71%          8.98%          9.36%

Oppenheimer Money Division (4/3/85)(2),(4)                                        4.95%          4.80%          5.31%          5.58%

Panorama International Equity Division (5/13/92)                                 19.10%         10.04%            --           9.91%

Panorama LifeSpan Capital Appreciation Division                                   6.19%            --             --          12.81%
(9/1/95)

Panorama LifeSpan Balanced Division (9/1/95)                                      5.87%            --             --          11.09%

Panorama LifeSpan Diversified Income Division                                     4.58%            --             --           8.72%
(9/1/95)

Goldman Sachs Capital Growth Division (5/1/98)(5)                                   --             --             --          13.10%

Goldman Sachs Mid Cap Value Division (5/1/98)(5),(8)                                --             --             --         -13.86%

Goldman Sachs CORE U.S. Equity Division                                             --             --             --          14.43%
(2/13/98)(5)

Goldman Sachs Growth and Income Division                                            --             --             --           5.17%
(1/12/98)(5)

MFS (R) a New Discovery Division (5/1/98)                                           --             --             --           1.90%

MFS (R) a Emerging Growth Division (7/24/95)                                     33.86%            --             --          26.25%


MFS (R)Research Division (7/26/95)                                               23.09%            --             --          22.22%

T. Rowe Price Mid-Cap Growth Division (12/31/96)                                 21.78%            --             --          20.13%

T. Rowe Price New America Growth Division                                        18.21%            --             --          22.26%
(3/31/94)

The returns for any Divisions of the Separate Account reflect only the performance of a hypothetical investment in the Separate Account Divisions during the particular time period on which the calculations are based. The returns should be considered in light of the investment objectives and policies, characteristics and quality of the Fund in which the Separate Account Divisions invest and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown and will depend on a number of factors, including the investment allocations by a policyowner and the different investment rates of return for the Separate Account Divisions. The inception date of Strategic Variable Life (R) is 7/5/95. The performance figures above are based on the performance of the underlying Funds. Many of the Funds were in existence prior to 7/5/95. The performance from the Funds inception dates is derived by reducing the actual performance of the underlying Fund by the fees and charges of Strategic Variable Life (R). You may obtain a personalized illustration which reflects charges based on your individual characteristics. Please refer to the prospectus for additional information including sample hypothetical illustrations.

(1). Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.

(2). Each Oppenheimer Fund is a series of Oppenheimer Variable Account Funds.

(3). Prior to May 1, 1999, this Division was called the Oppenheimer Capital Appreciation Division.

(4). Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.

(5). Each Goldman Sachs Fund is a series of Goldman Sachs Variable Insurance Trust.

(6). Prior to May 1, 1999, this Division was called the Oppenheimer Growth Division.

(7). Prior to May 1, 1999, this Division was called the Oppenheimer Growth & Income Division.

(8). Prior to May 1, 1999, this Division was called the Goldman Sachs Mid Cap Equity Division.

                                    TABLE 3

                            ONE YEAR TOTAL RETURNS(1)


------------------------------------------------------------------------------------------------------------------------------------
For the year ended                                    1998       1997      1996      1995      1994      1993      1992       1991
------------------------------------------------------------------------------------------------------------------------------------
MML Equity Fund (9/15/71)(2)                          16.20%     28.59%    20.25%    31.13%    4.10%      9.52%    10.48%     25.56%

MML Equity Index Fund (5/1/97)                        28.22%     21.93%       --        --       --         --        --         --

MML Blend Fund (2/3/84)                               13.56%     20.89%    13.95%    23.28%    2.48%      9.70%     9.36%     24.00%

MML Mgd. Bond Fund (12/16/81)(2)                       8.14%      9.91%     3.25%    19.14%    (3.76)%   11.81%     7.31%     16.66%

MML Money Mrkt. Fund
(12/16/81)(2)                                          5.16%      5.18%     5.01%     5.58%    3.84%      2.75%     3.48%      6.01%

Opp. Global Securities Fund/VA
(11/12/90)(3)                                         14.11%     22.42%    17.80%     2.24%    (5.72)%   70.32%    (7.11)%     3.39%

Opp. Small Cap Growth Fund/VA
(5/1/98)(3),(4)                                       (4.00)%       --        --        --       --         --        --         --

Opp. Aggressive Growth Fund/VA
(8/15/86)(3),(5)                                      12.36%     11.67%    20.23%    32.52%    (7.59)%   27.32%    15.42%     54.72%

Opp. Capital Appreciation
Fund/VA (4/3/85)(3),(8)                               24.00%     26.69%    25.20%    36.66%    0.97%      7.25%    14.53%     25.54%

Opp. Main Street Growth & Income
Fund/VA (7/5/95)(3),(9)                                4.70%     32.48%    32.51%    23.25%      --         --        --         --

Opp. Multi. Strategies Fund/VA
(2/9/87)(3)                                            6.66%     17.22%    15.50%    21.36%    (1.95)%   15.95%     8.99%     17.48%

Opp. High Income Fund/VA
(4/30/86)(3)                                           0.31%     12.22%    15.25%    20.37%    (3.18)%   26.34%    17.92%     33.91%

Opp. Strategic Bond Fund/VA
(5/3/93)(3)                                            2.90%      8.71%    12.07%    15.33%    (3.78)%    4.25%       --         --

Opp. Bond Fund/VA (4/3/85)(3)                          6.80%      9.26%     4.80%    17.00%    (1.94)%   13.04%     6.50%     17.63%

Opp. Money Fund/VA (4/3/85)(3)                         5.25%      5.32%     5.13%     5.62%    (4.21)%    3.16%     4.03%      6.18%

Panorama International Equity
Portfolio (5/13/92)                                   19.40%      8.11%    13.26%    10.30%    1.44%     21.80%    (4.32)%       --

LifeSpan Cap. Appr. Portfolio
(9/1/95)                                               6.49%     12.53%    17.97%     6.65%      --         --        --         --

LifeSpan Bal. Portfolio (9/1/95)                       6.17%     12.20%    13.38%     6.08%      --         --        --         --
LifeSpan Div. Inc. Portfolio (9/1/95)                  4.88%     12.51%     6.93%     5.69%      --         --        --         --

Goldman Sachs Capital Growth
Fund (5/1/98)(4)                                      13.40%        --        --        --       --         --        --         --

Goldman Sachs Mid Cap Value
Fund (5/1/98)(4),(10),(11)                            -13.56%       --        --        --       --         --        --         --

Goldman Sachs CORE U.S. Equity
Fund (2/13/98)(6),(10),(11)                           14.73%        --        --        --       --         --        --         --

Goldman Sachs Growth and Income
Fund (1/12/98)(7),(10)                                 5.47%        --        --        --       --         --        --         --

MFS (R) New Discovery Series
(5/1/98)(4),(10)                                       2.20%        --        --        --       --         --        --         --

MFS (R) Emerging Growth Series
(7/24/95)                                             34.16%     21.90%    17.02%       --       --         --        --         --

MFS (R) Research Series (7/26/95)                     23.39%     20.26%    22.33%       --       --         --        --         --

T. Rowe Price Mid-Cap Growth
Portfolio (12/31/96)                                  22.08%     18.80%       --        --       --         --        --         --


Growth Portfolio (3/31/94)                            18.51%     21.12%    20.09%    51.10%    1.00%        --        --         --


                               TABLE 3 (Continued)


------------------------------------------------------------------------------------------------------------------------------------
For the year ended                                     1990       1989      1988      1987      1986       1985     1984       1983
------------------------------------------------------------------------------------------------------------------------------------
MML Equity Fund (9/15/71)(2)                          (0.51)%    23.04%    16.68%     2.10%    20.15%     30.54%    5.40%     22.85%

MML Equity Index Fund (5/1/97)                           --         --        --        --        --         --        --        --

MML Blend Fund (2/3/84)                                2.37%     19.96%    13.40%     3.12%    18.30%     24.88%     8.24%       --

MML Mgd. Bond Fund (12/16/81)(2)                       8.38%     12.83%     7.13%     2.60%    14.46%     19.94%    11.69%     7.26%

MML Money Mrkt. Fund
(12/16/81)(2)                                          8.12%      9.16%     7.39%     6.49%     6.60%      8.03%    10.39%     8.97%

Opp. Global Securities Fund/VA
(11/12/90)(3)                                          0.40%        --        --        --        --         --        --        --

Opp. Small Cap Growth Fund/VA
(5/1/98)(3),(4)                                          --         --        --        --        --         --        --        --

Opp. Aggressive Growth Fund/VA
(8/15/86)(3),(5)                                     (16.82)%    27.57%    13.41%    14.34%    (1.65)%       --        --        --

Opp. Capital Appreciation Fund/VA
(4/3/85)(3),(8)                                       (8.21)%    23.59%    22.09%     3.31%    17.76%      9.50%       --        --

Opp. Main Street Growth & Income
Fund/VA (7/5/95)(3),(9)                                  --         --        --        --        --         --        --        --

Opp. Multi. Strategies Fund/VA
(2/9/87)(3)                                           (1.91)%    15.76%    22.15%     3.97%       --         --        --        --

Opp. High Income Fund/VA
(4/30/86)(3)                                           4.65%      4.84%    15.58%     8.07%     4.73%        --        --        --

Opp. Strategic Bond Fund/VA
(5/3/93)(3)                                              --         --        --        --        --         --        --        --

Opp. Bond Fund/VA (4/3/85)(3)                          7.92%     13.32%     8.97%     2.53%    10.12%     18.82%       --        --

Opp. Money Fund/VA (4/3/85)(3)                         7.84%      9.56%     6.96%     6.75%     6.00%      5.00%       --        --

Panorama International Equity
Portfolio (5/13/92)                                      --         --        --        --        --         --        --        --

LifeSpan Cap. Appr. Portfolio
(9/1/95)                                                 --         --        --        --        --         --        --        --

LifeSpan Bal. Portfolio (9/1/95)                         --         --        --        --        --         --        --        --

LifeSpan Div. Inc. Portfolio (9/1/95)                    --         --        --        --        --         --        --        --

Goldman Sachs Capital Growth
Fund (5/1/98)(4),(10)                                    --         --        --        --        --         --        --        --

Goldman Sachs Mid Cap Value
Fund (5/1/98)(4),(10),(11)                               --         --        --        --        --         --        --        --

Goldman Sachs CORE U.S. Equity
Fund (2/13/98)(6),(10)                                   --         --        --        --        --         --        --        --

Goldman Sachs Growth and Income
Fund (1/12/98)(7),(10)

MFS (R) New Discovery Series
(5/1/98)(4),(10)                                         --         --        --        --        --         --        --        --

MFS (R) Emerging Growth Series
(7/24/95)                                                --         --        --        --        --         --        --        --

MFS(R)Research Series (7/26/95)                          --         --        --        --        --         --        --        --

T. Rowe Price Mid-Cap Growth
Portfolio (12/31/96)                                     --         --        --        --        --         --        --        --


(1). The figures shown are one year total returns from the inception of the Funds. These figures do not reflect the mortality and expense risk charges assessed against the Separate Account, deductions from premiums or administrative, cost of insurance and underwriting charges assessed against the account value of the policies. If these charges were included, the total return figures would be lower.

       The rates of return shown are not necessarily indicative of future performance. You may consider them in assessing the competence and performance of each of the Funds' investment advisers.

(2). The figures for the MML Equity Fund from 1974 through 1981 are as follows: 1974: (17.61)%; 1975: 32.85%; 1976: 24.77%; 1977: (0.52)%; 1978:
       3.71%; 1979: 19.54% 1980: 27.62%; 1981: 6.67%; 1982: 25.67%. The figure for 1982 for the MML Managed Bond Fund is 22.79%. The figure for 1982 for the MML Money Market Fund is 11.12%.

(3).   Each Oppenheimer Fund is a series of Oppenheimer Variable Account Funds.

(4).   This is the return for the period May 1, 1998 to December 31, 1998.

(5). Prior to May 1, 1998, this Fund was known as the Oppenheimer Capital Appreciation Fund.

(6).   This is the return for the period February 13, 1998 to December 31, 1998.

(7).   This is the return for the period January 12, 1998 to December 31, 1998.

(8).   Prior to May 1, 1999, this Fund was called Oppenheimer Growth Fund.

(9).   Prior to May 1, 1999, this Fund was called Oppenheimer Growth & Income
       Fund.

(10). Each Goldman Sachs Fund is a series of Goldman Sachs Variable Insurance Trust.

(11). Prior to May 1, 1999, this Fund was called Goldman Sachs Mid Cap Equity Fund.

Appendix C - Hypothetical Illustrations

Illustrations of Death Benefits (Option 1), Cash Surrender Values and Accumulated Premiums


The following tables illustrate the way in which a policy operates. They show how the death benefit option 1 and cash surrender value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on annual premiums of $1,200 for a male, female and unisex nonsmoker age 35 and an initial case premium paid of $1,000,000. Separate tables are shown for the current simplified issue and guaranteed schedule of charges. These tables will help you compare the death benefits and cash surrender values for the policy with those under other variable life policies which may be issued by Us or other companies.

1. The illustration on page C-3 is for a policy issued to a male nonsmoker age 35 for a selected face amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

2. The illustration on page C-4 is for a policy issued to a male nonsmoker age 35 for a selected face amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

3. The illustration on page C-5 is for a policy issued to a female nonsmoker age 35 for a selected face amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

4. The illustration on page C-6 is for a policy issued to a female nonsmoker age 35 for a selected face amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

5. The illustration on page C-7 is for a policy issued to a unisex nonsmoker age 35 for a selected face amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

The illustration on page C-8 is for a policy issued to a unisex nonsmoker age 35 for a selected face amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

The death benefits and cash surrender values for a policy would be different from the amount shown if the rates of return averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual policy years. They would also differ if any policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each division, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.


The death benefits and cash surrender values shown in illustrations 1, 3 and 5 reflect the following current charges:


1. Administrative charge, equal to a monthly $5.25 per Policy charge for nonqualified policies.

2. Cost of insurance charge, based on the current simplified issue rates being charged by Us.

3. Mortality and expense risk charge, which is equal to .30% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. Fund level expenses of .77% on an annual basis of the net asset value of the MML Trust, Oppenheimer Trust, Panorama Fund, Goldman Sachs VIT Trust, MFS Trust, and T. Rowe Price Equity Series, Inc. shares held by the Separate Account.


The death benefits and cash surrender values shown in illustrations 2, 4 and 6 reflect these guaranteed maximum charges:


1.   Administrative charge, equal to $9.00 per month.

2.   Cost of insurance charge, based on the 1980 CSO Mortality Table.

3. Mortality and expense risk charge, which is equal to .60% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. Fund level expenses of .77% on an annual basis of the net asset value of the MML Trust, Oppenheimer Trust, Panorama Fund, Goldman Sachs VIT Trust, MFS Trust, and T. Rowe Price Equity Series, Inc. shares held by the Separate Account. (This unweighted average reflects current Fund level expenses.)


Cash surrender values shown in the tables reflect the deduction of the applicable sales loads and premium taxes for a case with an initial case premium paid of $1,000,000. Taking into account the mortality and expense risk charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return on a current basis would be -1.064%, 4.872% and 10.809%, respectively, and on a guaranteed basis would be -1.359%, 4.56 and 10.478%, respectively.

Currently We assess no charge against the Separate Account for federal income taxes but We reserve the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The tables are based on the assumptions that:

o    You requested a level selected face amount,

o    You did not request a policy loan,

o    You did not make additional premium payments,

o    No transaction charges have been incurred, and

o    You allocated the entire account value under the policy to the Funds.


The second column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes, of 5% per year, compounded annually.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges

                                                        Death Benefit (Option 1)                       Cash Surrender Value
                                   Premiums    ----------------------------------------       --------------------------------------
                                 Accumulated           Assuming Hypothetical Gross                   Assuming Hypothetical Gross
      End of                         At 5%             Annual Investment Return of                   Annual Investment Return of
      Policy                       Interest    ----------------------------------------       --------------------------------------
       Year                        Per Year           0%           6%            12%              0%             6%             12%
     --------                    -----------   -----------    ----------     ----------       --------        -------         ------

         1                         $ 1,260     $  100,000     $  100,000     $  100,000          $839            $892           $946
         2                           2,583        100,000        100,000        100,000          1,667          1,827          1,993
         3                           3,972        100,000        100,000        100,000          2,482          2,803          3,149
         4                           5,431        100,000        100,000        100,000          3,287          3,824          4,429
         5                           6,963        100,000        100,000        100,000          4,079          4,891          5,842
         6                           8,571        100,000        100,000        100,000          4,979          6,134          7,539
         7                          10,260        100,000        100,000        100,000          5,860          7,428          9,411
         8                          12,033        100,000        100,000        100,000          6,721          8,775         11,476
         9                          13,895        100,000        100,000        100,000          7,561         10,177         13,754
        10                          15,850        100,000        100,000        100,000          8,383         11,637         16,270
        15                          27,192        100,000        100,000        100,000         12,139         19,867         33,397
        20                          41,668        100,000        100,000        145,009         15,194         29,862         61,483
        25                          60,142        100,000        100,000        217,679         17,322         42,024        106,705
        30(Age 65)                  83,720        100,000        101,867        319,999         18,058         56,909        178,770
        35                         113,812        100,000        118,236        462,198         16,627         74,833        292,530
        40                         152,219        100,000        137,003        672,718         11,584         95,806        470,432
        45                         201,237              0        156,361        971,702              0        119,359        741,757
        50                         263,797              0        177,428      1,403,713              0        144,251      1,141,230



It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges (fund level charges are reflected on a current basis)

                                                        Death Benefit (Option 1)                       Cash Surrender Value
                                   Premiums    ----------------------------------------       --------------------------------------
                                 Accumulated           Assuming Hypothetical Gross                   Assuming Hypothetical Gross
      End of                         At 5%             Annual Investment Return of                   Annual Investment Return of
      Policy                       Interest    ----------------------------------------       --------------------------------------
       Year                        Per Year           0%           6%            12%              0%             6%             12%
     --------                    -----------   -----------    ----------     ----------       --------        -------         ------

         1                        $  1,260       $100,000       $100,000       $100,000           $684           $733           $782
         2                           2,583        100,000        100,000        100,000          1,352          1,492          1,639
         3                           3,972        100,000        100,000        100,000          2,002          2,277          2,575
         4                           5,431        100,000        100,000        100,000          2,632          3,087          3,600
         5                           6,963        100,000        100,000        100,000          3,242          3,922          4,721
         6                           8,571        100,000        100,000        100,000          3,950          4,909          6,081
         7                          10,260        100,000        100,000        100,000          4,634          5,926          7,569
         8                          12,033        100,000        100,000        100,000          5,292          6,976          9,200
         9                          13,895        100,000        100,000        100,000          5,924          8,056         10,986
        10                          15,850        100,000        100,000        100,000          6,530          9,169         12,946
        15                          27,192        100,000        100,000        100,000          9,090         15,209         26,024
        20                          41,668        100,000        100,000        111,146         10,641         21,990         47,096
        25                          60,142        100,000        100,000        162,878         10,539         29,196         79,842
        30(Age65)                   83,720        100,000        100,000        231,149          7,701         36,329        129,133
        35                         113,812              0        100,000        318,265              0         42,281        201,434
        40                         152,219              0        100,000        435,530              0         44,903        304,567
        45                         201,237              0        100,000        584,770              0         38,197        446,389
        50                         263,797              0        100,000        782,748              0          2,775        636,380



It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges

                                                        Death Benefit (Option 1)                       Cash Surrender Value
                                   Premiums    ----------------------------------------       --------------------------------------
                                 Accumulated           Assuming Hypothetical Gross                   Assuming Hypothetical Gross
      End of                         At 5%             Annual Investment Return of                   Annual Investment Return of
      Policy                       Interest    ----------------------------------------       --------------------------------------
       Year                        Per Year           0%           6%            12%              0%             6%             12%
     --------                    -----------   -----------    ----------     ----------       --------        -------         ------

        1                         $  1,260     $  100,000     $  100,000     $  100,000           $875           $931           $986
        2                            2,583        100,000        100,000        100,000          1,739          1,904          2,076
        3                            3,972        100,000        100,000        100,000          2,589          2,921          3,280
        4                            5,431        100,000        100,000        100,000          3,425          3,982          4,608
        5                            6,963        100,000        100,000        100,000          4,247          5,090          6,076
        6                            8,571        100,000        100,000        100,000          5,157          6,354          7,811
        7                           10,260        100,000        100,000        100,000          6,051          7,674          9,727
        8                           12,033        100,000        100,000        100,000          6,926          9,049         11,843
        9                           13,895        100,000        100,000        100,000          7,784         10,485         14,181
       10                           15,850        100,000        100,000        100,000          8,626         11,983         16,765
       15                           27,192        100,000        100,000        107,029         12,544         20,493         34,414
       20                           41,668        100,000        100,000        169,251         15,990         31,070         63,390
       25                           60,142        100,000        101,726        253,997         18,829         44,229        110,434
       30(Age65)                    83,720        100,000        120,297        371,137         20,903         60,451        186,501
       35                          113,812        100,000        139,568        537,881         21,970         80,211        309,127
       40                          152,219        100,000        159,236        773,577         21,397        104,076        505,606
       45                          201,237        100,000        181,660      1,120,765         16,512        131,638        812,148
       50                          263,797        100,000        203,835      1,606,373            460        161,774      1,274,899


It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges (fund level charges are reflected on a current basis)

                                                        Death Benefit (Option 1)                       Cash Surrender Value
                                   Premiums    ----------------------------------------       --------------------------------------
                                 Accumulated           Assuming Hypothetical Gross                   Assuming Hypothetical Gross
      End of                         At 5%             Annual Investment Return of                   Annual Investment Return of
      Policy                       Interest    ----------------------------------------       --------------------------------------
       Year                        Per Year           0%           6%            12%              0%             6%             12%
     --------                    -----------   -----------    ----------     ----------       --------        -------         ------

        1                          $ 1,260       $100,000       $100,000       $100,000           $723           $773           $824
        2                            2,583        100,000        100,000        100,000          1,428          1,574          1,726
        3                            3,972        100,000        100,000        100,000          2,114          2,401          2,712
        4                            5,431        100,000        100,000        100,000          2,780          3,255          3,792
        5                            6,963        100,000        100,000        100,000          3,425          4,137          4,973
        6                            8,571        100,000        100,000        100,000          4,151          5,155          6,381
        7                           10,260        100,000        100,000        100,000          4,852          6,204          7,921
        8                           12,033        100,000        100,000        100,000          5,528          7,287          9,610
        9                           13,895        100,000        100,000        100,000          6,180          8,405         11,464
       10                           15,850        100,000        100,000        100,000          6,808          9,560         13,501
       15                           27,192        100,000        100,000        100,000          9,567         15,938         27,195
       20                           41,668        100,000        100,000        131,494         11,552         23,390         49,249
       25                           60,142        100,000        100,000        192,234         12,530         32,056         83,580
       30(Age65)                    83,720        100,000        100,000        271,796         12,124         42,175        136,581
       35                          113,812        100,000        100,000        376,628          8,934         53,618        216,453
       40                          152,219        100,000        102,220        512,649            783         66,810        335,065
       45                          201,237              0        111,091        694,224              0         80,501        503,061
       50                          263,797              0        118,036        925,228              0         93,680        734,308


It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges

                                                        Death Benefit (Option 1)                       Cash Surrender Value
                                   Premiums    ----------------------------------------       --------------------------------------
                                 Accumulated           Assuming Hypothetical Gross                   Assuming Hypothetical Gross
      End of                         At 5%             Annual Investment Return of                   Annual Investment Return of
      Policy                       Interest    ----------------------------------------       --------------------------------------
       Year                        Per Year           0%           6%            12%              0%             6%             12%
     --------                    -----------   -----------    ----------     ----------       --------        -------         ------

        1                          $ 1,260       $100,000       $100,000       $100,000           $845           $899           $953
        2                            2,583        100,000        100,000        100,000          1,679          1,840          2,007
        3                            3,972        100,000        100,000        100,000          2,501          2,823          3,172
        4                            5,431        100,000        100,000        100,000          3,312          3,852          4,460
        5                            6,963        100,000        100,000        100,000          4,109          4,926          5,883
        6                            8,571        100,000        100,000        100,000          5,010          6,172          7,587
        7                           10,260        100,000        100,000        100,000          5,893          7,471          9,466
        8                           12,033        100,000        100,000        100,000          6,756          8,822         11,539
        9                           13,895        100,000        100,000        100,000          7,599         10,229         13,827
       10                           15,850        100,000        100,000        100,000          8,424         11,696         16,355
       15                           27,192        100,000        100,000        100,000         12,204         19,970         33,568
       20                           41,668        100,000        100,000        149,516         15,318         30,055         61,783
       25                           60,142        100,000        100,000        224,104         17,554         42,373        107,227
       30(Age65)                    83,720        100,000        104,637        327,110         18,496         57,493        179,731
       35                          113,812        100,000        121,744        473,925         17,456         75,617        294,363
       40                          152,219        100,000        140,437        687,082         13,135         96,853        473,850
       45                          201,237        100,000        160,498        994,265          1,181        120,676        747,568
       50                          263,797              0        180,800      1,426,407              0        145,806      1,150,328


It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges (fund level charges are reflected on a current basis)

                                                        Death Benefit (Option 1)                       Cash Surrender Value
                                   Premiums    ----------------------------------------       --------------------------------------
                                 Accumulated           Assuming Hypothetical Gross                   Assuming Hypothetical Gross
      End of                         At 5%             Annual Investment Return of                   Annual Investment Return of
      Policy                       Interest    ----------------------------------------       --------------------------------------
       Year                        Per Year           0%           6%            12%              0%             6%             12%
     --------                    -----------   -----------    ----------     ----------       --------        -------         ------

        1                           $1,260       $100,000       $100,000       $100,000           $693           $742           $791
        2                            2,583        100,000        100,000        100,000          1,368          1,509          1,657
        3                            3,972        100,000        100,000        100,000          2,026          2,303          2,605
        4                            5,431        100,000        100,000        100,000          2,663          3,122          3,640
        5                            6,963        100,000        100,000        100,000          3,280          3,966          4,773
        6                            8,571        100,000        100,000        100,000          3,991          4,960          6,142
        7                           10,260        100,000        100,000        100,000          4,678          5,983          7,641
        8                           12,033        100,000        100,000        100,000          5,341          7,040          9,285
        9                           13,895        100,000        100,000        100,000          5,977          8,128         11,085
       10                           15,850        100,000        100,000        100,000          6,588          9,250         13,061
       15                           27,192        100,000        100,000        100,000          9,187         15,359         26,265
       20                           41,668        100,000        100,000        115,083         10,827         22,277         47,555
       25                           60,142        100,000        100,000        168,461         10,947         29,785         80,603
       30(Age 65)                   83,720        100,000        100,000        237,633          8,624         37,554        130,568
       35                          113,812        100,000        100,000        328,743          1,715         44,745        204,188
       40                          152,219              0        100,000        449,342              0         49,994        309,891
       45                          201,237              0        100,000        606,454              0         49,543        455,980
       50                          263,797              0        100,000        809,443              0         32,724        652,776


It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

     Appendix D - Directors of Massachusetts Mutual Life Insurance Company
                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

-----------------------------------------------------------------------------------------------------------------------------------
Name, Position, Business Address        Principal Occupation(s) During Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Roger G. Ackerman, Director             Corning, Inc.
One Riverfront Plaza, HQE 2               Chairman and Chief Executive Officer (since 1996)
Corning, NY 14831                         President and Chief Operating Officer (1990-1996)
-----------------------------------------------------------------------------------------------------------------------------------
James R. Birle, Director                Resolute Partners, LLC
2 Soundview Drive                         Chairman (since 1997), Founder (1994)
Greenwich, CT 06836                       President (1994-1997)
                                        Blackstone Group
                                          General Partner (1988-1994)
-----------------------------------------------------------------------------------------------------------------------------------
Gene Chao, Director                     Computer Projections, Inc.
733 SW Vista Avenue                       Chairman, President and CEO (since 1991)
Portland, OR 97205
-----------------------------------------------------------------------------------------------------------------------------------
Patricia Diaz Dennis, Director          SBC Communications Inc.
175 East Houston, Room 5-A-70             Senior Vice President - Regulatory and Public Affairs (since 1998)
San Antonio, TX 78205                     Senior Vice President and Assistant General Counsel (1995-1998)
                                        Sullivan & Cromwell
                                          Special Counsel (1993-1995)
                                        U.S. Department of State
                                          Asst. Secy. of State for Human Rights and Human. Affrs. (1992-1993)
-----------------------------------------------------------------------------------------------------------------------------------
Anthony Downs, Director                 The Brookings Institution
1775 Massachusetts Ave., N.W.             Senior Fellow (since 1977)
Washington, DC 20036-2188
-----------------------------------------------------------------------------------------------------------------------------------
James L. Dunlap, Director               Ocean Energy, Inc.
1201 Louisiana, Suite 1400                Vice Chairman (since 1998)
Houston, TX 77002-5603                  United Meridian Corporation
                                          President and Chief Operating Officer (1996-1998)
                                        Texaco, Inc.
                                          Senior Vice President (1987-1996)
-----------------------------------------------------------------------------------------------------------------------------------
William B. Ellis, Director              Yale University School of Forestry and Environmental Studies
31 Pound Foolish Lane                     Senior Fellow (since 1995)
Glastonbury, CT 06033                   Northeast Utilities
                                          Chairman of the Board (1993-1995) and Chief Executive
                                          Officer (1983-1993)
-----------------------------------------------------------------------------------------------------------------------------------
Robert M. Furek, Director               Resolute Partners LLC
1 State Street, Suite 2310                Partner (since 1997)
Hartford, CT 06103                      State Board of Trustees for the Hartford School System
                                          Chairman (since 1997)
                                        Heublein, Inc.
                                          President and Chief Executive Officer (1987-1996)
-----------------------------------------------------------------------------------------------------------------------------------

Charles K. Gifford, Director            BankBoston, N.A.
100 Federal Street                        Chairman and Chief Executive Officer (since 1996)
Boston, MA 02110                          President (1989-1996)
                                        BankBoston Corporation
                                          Chairman (since 1998) and Chief Executive Officer (since 1995)
                                          President (1989-1996)

-----------------------------------------------------------------------------------------------------------------------------------
William N. Griggs, Director             Griggs & Santow, Inc.
75 Wall Street, 20th Floor                Managing Director (since 1983)
New York, NY 10005
-----------------------------------------------------------------------------------------------------------------------------------
George B. Harvey, Director              Pitney Bowes
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
One Landmark Square, Suite 1905         Chairman, President and CEO (1983-1996)
Stamford, CT 06901
-----------------------------------------------------------------------------------------------------------------------------------
Barbara B. Hauptfuhrer, Director        Director of various corporations (since 1972)
1700 Old Welsh Road
Huntingdon Valley, PA 19006
-----------------------------------------------------------------------------------------------------------------------------------
Sheldon B. Lubar, Director              Lubar & Co. Incorporated
700 North Water Street, Suite 1200        Chairman (since 1977)
Milwaukee, WI 53202
-----------------------------------------------------------------------------------------------------------------------------------
William B. Marx, Jr., Director          Lucent Technologies
5 Peacock Lane                            Senior Executive Vice President (1996-1996)
Village of Golf, FL 33436-5299          AT&T Multimedia Products Group
                                          Executive Vice President and CEO (1994-1996)
                                        AT&T Network Systems Group
                                          Executive Vice President and CEO (1993-1994)
                                          Group Executive and President (1989-1993)
-----------------------------------------------------------------------------------------------------------------------------------
John F. Maypole, Director               Peach State Real Estate Holding Company
55 Sandy Hook Road - North                Managing Partner (since 1984)
Sarasota, FL 34242
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. O'Connell,                    MassMutual
Director, President                       President and Chief Executive Officer (since 1999)
and Chief Executive Officer             American International Group, Inc.
1295 State Street                         Senior Vice President (1991-1998)
Springfield, MA 01111                   AIG Life Companies
                                          President and Chief Executive Officer (1991-1998)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas B. Wheeler, Director and         MassMutual
Chairman of the Board                     Chairman of the Board (since 1996)
1295 State Street                         President (1988-1996) and Chief Executive Officer (1988-1999)
Springfield, MA 01111
-----------------------------------------------------------------------------------------------------------------------------------
Alfred M. Zeien, Director               The Gillette Company
Prudential Tower                          Chairman and Chief Executive Officer (since 1991)
Boston, MA 02199
-----------------------------------------------------------------------------------------------------------------------------------
Executive Vice Presidents:
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr.                MassMutual
1295 State Street                         Executive Vice President and General Counsel (since 1993)
Springfield, MA 01111                     Senior Vice President and Deputy General Counsel (1992-1993)
-----------------------------------------------------------------------------------------------------------------------------------
Peter J. Daboul                         MassMutual
1295 State Street                         Executive Vice President and Chief Information Officer (since 1997)
Springfield, MA 01111                     Senior Vice President (1990-1997)
-----------------------------------------------------------------------------------------------------------------------------------
John B. Davies                          MassMutual
1295 State Street                         Executive Vice President (since 1994)
Springfield, MA 01111                     Associate Executive Vice President (1994-1994)
                                          General Agent (1982-1993)
-----------------------------------------------------------------------------------------------------------------------------------
Daniel J. Fitzgerald                    MassMutual
1295 State Street                         Executive Vice President (since 1994)
Springfield, MA 01111                     Corporate Financial Operations (1994-1997)
                                          Senior Vice President (1991-1994)
-----------------------------------------------------------------------------------------------------------------------------------
James E. Miller                         MassMutual
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
1295 State Street                         Executive Vice President (since 1997 and 1987-1996)
Springfield, MA 01111                   UniCare Life & Health
                                          Senior Vice President (1996-1997)
-----------------------------------------------------------------------------------------------------------------------------------
John V. Murphy                          MassMutual
1295 State Street                         Executive Vice President (since 1997)
Springfield, MA 01111                   David L. Babson & Co., Inc.
                                          Executive Vice President and Chief Operating Officer (1995-1997)
                                        Concert Capital Management, Inc.
                                          Chief Operating Officer (1993-1995)
                                        Liberty Financial Companies
                                          Senior Vice President and Chief Financial Officer (1977-1993)
-----------------------------------------------------------------------------------------------------------------------------------
Joseph M. Zubretsky                     MassMutual
1295 State Street                         Executive Vice President and Chief Financial Officer (since 1997)
Springfield, MA 01111                   HealthSource
                                          Chief Financial Officer (1996-1996)
                                        Coopers & Lybrand
                                          Partner (1990-1996)
-----------------------------------------------------------------------------------------------------------------------------------

Report Of Independent Accountants

To the Board of Directors and Policyowners of Massachusetts Mutual Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of the Strategic Variable Life segment of Massachusetts Mutual Variable Life Separate Account I (hereafter referred to as "the Account") at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the investment companies, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

                                                       MML          MML          MML                                Oppenheimer
                                           MML        Equity       Money       Managed        MML      Oppenheimer      High
                                         Equity       Index        Market        Bond        Blend        Money        Income
                                        Division     Division     Division     Division     Division     Division     Division
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
ASSETS
Investments
  Number of shares (Note 2)               188,112       91,986    5,743,483      315,080      115,509    2,916,346       86,409
                                       ==========   ==========   ==========   ==========   ==========   ==========   ==========
  Identified cost (Note 3B)            $6,874,457   $1,291,317   $5,743,483   $4,032,073   $2,878,347   $2,916,346   $  911,037
                                       ==========   ==========   ==========   ==========   ==========   ==========   ==========
  Value (Note 3A)                      $7,373,565   $1,403,709   $5,743,483   $3,968,862   $2,897,320   $2,916,346   $  952,222
Dividends receivable                      373,428       21,074       22,686       71,880      181,500        4,159           --
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
     Total assets                       7,746,993    1,424,783    5,766,169    4,040,742    3,078,820    2,920,505      952,222

LIABILITIES
Payable to Massachusetts
  Mutual Life Insurance Company             5,360          946        5,239        2,124        2,392        1,263        1,421
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS                             $7,741,633   $1,423,837   $5,760,930   $4,038,618   $3,076,428   $2,919,242   $  950,801
                                       ==========   ==========   ==========   ==========   ==========   ==========   ==========

Net Assets:
For variable life insurance policies   $7,731,627   $1,416,026   $5,755,027   $4,032,156   $3,067,966   $2,913,321   $  943,859
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                        10,006        7,811        5,903        6,462        8,462        5,921        6,942
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
     Net assets                        $7,741,633   $1,423,837   $5,760,930   $4,038,618   $3,076,428   $2,919,242   $  950,801
                                       ==========   ==========   ==========   ==========   ==========   ==========   ==========
Accumulation units (Note 8)
  Policyowners                          3,863,591      906,298    4,874,869    3,119,840    1,812,738    2,460,085      679,822
  Massacusetts Mutual Life
   Insurance Company                        5,000        5,000        5,000        5,000        5,000        5,000        5,000
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
   Total units                          3,868,591      911,298    4,879,869    3,124,840    1,817,738    2,465,085      684,822
                                       ==========   ==========   ==========   ==========   ==========   ==========   ==========
NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1998                    $     2.00   $     1.56   $     1.18   $     1.29   $     1.69   $     1.18   $     1.39
  December 31, 1997                          1.73         1.22         1.13         1.20         1.49         1.13         1.39
  December 31, 1996                          1.35           --         1.07         1.09         1.24         1.08         1.24
  December 31, 1995                          1.12           --         1.03         1.06         1.09         1.03         1.08



                                                   *Oppenheimer
                                       Oppenheimer    Capital     Oppenheimer
                                           Bond     Appreciation    Growth
                                         Division     Division     Division
                                        ----------   ----------   ----------
ASSETS
Investments
  Number of shares (Note 2)                 55,324      118,374      208,097
                                        ==========   ==========   ==========
  Identified cost (Note 3B)             $  657,320   $4,843,153   $6,753,322
                                        ==========   ==========   ==========
  Value (Note 3A)                       $  681,594   $5,306,720   $7,630,919
Dividends receivable                            --           --           --
                                        ----------   ----------   ----------
     Total assets                          681,594    5,306,720    7,630,919

LIABILITIES
Payable to Massachusetts
  Mutual Life Insurance Company                429        3,012        5,058
                                        ----------   ----------   ----------
NET ASSETS                              $  681,165   $5,303,708   $7,625,861
                                        ==========   ==========   ==========

Net Assets:
For variable life insurance policies    $  674,763   $5,294,925   $7,614,849
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                          6,402        8,783       11,012
                                        ----------   ----------   ----------
     Net assets                         $  681,165   $5,303,708   $7,625,861
                                        ==========   ==========   ==========
Accumulation units (Note 8)
  Policyowners                             527,021    3,014,459    3,457,434
  Massacusetts Mutual Life
   Insurance Company                         5,000        5,000        5,000
                                        ----------   ----------   ----------
   Total units                             532,021    3,019,459    3,462,434
                                        ==========   ==========   ==========
NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1998                     $     1.28   $     1.76   $     2.20
  December 31, 1997                           1.20         1.55         1.78
  December 31, 1996                           1.10         1.41         1.41
  December 31, 1995                           1.06         1.17         1.13

* This division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.


                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life

December 31, 1998

                                                                                                Panorama                  Panorama
                                           Oppenheimer  Oppenheimer  Oppenheimer  Oppenheimer   LifeSpan     Panorama     LifeSpan
                                            Multiple      Global     Strategic     Growth &    Diversified   LifeSpan     Capital
                                           Strategies   Securities      Bond        Income       Income      Balanced   Appreciation
                                            Division     Division     Division     Division     Division     Division     Division
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
ASSETS
Investments
  Number of shares (Note 2)                    42,755      107,607       66,011       99,898       37,836        4,720        4,537
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
  Identified cost (Note 3B)                $  704,740   $2,096,528   $  336,959   $1,957,159   $   43,429   $    5,333   $    5,317
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
  Value (Note 3A)                          $  728,971   $2,374,893   $  337,978   $2,045,903   $   44,269   $    6,041   $    6,170
Dividends receivable                               --           --           --           --           --           --           --
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
     Total assets                             728,971    2,374,893      337,978    2,045,903       44,269        6,041        6,170

LIABILITIES
Payable to Massachusetts Mutual
  Life Insurance Company                          440        1,654          121          673            9            4            4
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS                                 $  728,531   $2,373,239   $  337,857   $2,045,230   $   44,260   $    6,037   $    6,166
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
Net Assets:
For variable life insurance policies       $  720,901   $2,365,051   $  331,231   $2,033,835   $   38,505   $       --   $       --
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                             7,630        8,188        6,626       11,395        5,755        6,037        6,166
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
     Net assets                            $  728,531   $2,373,239   $  337,857   $2,045,230   $   44,260   $    6,037   $    6,166
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
Accumulation units (Note 8)
  Policyowners                                472,390    1,444,242      249,949      892,415       33,456           --           --
  Massacusetts Mutual Life
   Insurance Company                            5,000        5,000        5,000        5,000        5,000        5,000        5,000
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
   Total units                                477,390    1,449,242      254,949      897,415       38,456        5,000        5,000
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1998                        $     1.53   $     1.64   $     1.33   $     2.28   $     1.15   $     1.21   $     1.23
  December 31, 1997                              1.44         1.44         1.29         2.18         1.10         1.14         1.16
  December 31, 1996                              1.23         1.18         1.19         1.65           --           --           --
  December 31, 1995                              1.07         1.00         1.07         1.25           --           --           --



                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life

STATEMENT OF OPERATIONS

For The Year Ended December 31, 1998

                                                    MML         MML           MML                                  Oppenheimer
                                      MML         Equity       Money        Managed        MML       Oppenheimer      High
                                     Equity       Index        Market        Bond         Blend         Money        Income
                                    Division     Division     Division     Division      Division      Division     Division
                                   ----------   ----------   ----------   ----------    ----------    ----------   ----------
Investment income
Dividends (Note 3B)                $  373,475   $   21,240   $  187,524   $  168,728    $  246,487    $   32,467   $  105,076

Expenses
Mortality and expense risk fees
  (Note 4)                             16,554        1,364       11,255        6,638         7,150         1,991        6,066
                                   ----------   ----------   ----------   ----------    ----------    ----------   ----------
Net investment income
  (Note 3C)                           356,921       19,876      176,269      162,090       239,337        30,476       99,010
                                   ----------   ----------   ----------   ----------    ----------    ----------   ----------
Net realized and unrealized
gain (loss) on investments
Net realized gain (loss) on
  investments (Notes 3B, 3C & 6)      343,308        9,451           --      102,125        69,105            --      (24,045)
Change in net unrealized
  appreciation/depreciation
  of investments                      181,317      111,441           --     (104,407)      (21,406)           --       35,997
                                   ----------   ----------   ----------   ----------    ----------    ----------   ----------
Net gain (loss) on investments        524,625      120,892           --       (2,282)       47,699            --       11,952
                                   ----------   ----------   ----------   ----------    ----------    ----------   ----------
Net increase in net assets
  resulting from operations        $  881,546   $  140,768   $  176,269   $  159,808    $  287,036    $   30,476   $  110,962
                                   ==========   ==========   ==========   ==========    ==========    ==========   ==========


                                                *Oppenheimer
                                    Oppenheimer    Capital     Oppenheimer
                                        Bond     Appreciation     Growth
                                      Division     Division     Division
                                     ----------   ----------   ----------
Investment income
Dividends (Note 3B)                  $    4,801   $  103,227   $  415,163

Expenses
Mortality and expense risk fees
  (Note 4)                                1,305       10,650       14,930
                                     ----------   ----------   ----------
Net investment income
  (Note 3C)                               3,496       92,577      400,233
                                     ----------   ----------   ----------
Net realized and unrealized
gain (loss) on investments
Net realized gain (loss) on
  investments (Notes 3B, 3C & 6)            699       28,670      239,979
Change in net unrealized
  appreciation/depreciation
  of investments                         23,404      388,792      646,246
                                     ----------   ----------   ----------
Net gain (loss) on investments           24,103      417,462      886,225
                                     ----------   ----------   ----------
Net increase in net assets
  resulting from operations          $   27,599   $  510,039   $1,286,458
                                     ==========   ==========   ==========

* This division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.



                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life

For The Year Ended December 31, 1998

                                                                                                Panorama                  Panorama
                                           Oppenheimer  Oppenheimer  Oppenheimer  Oppenheimer   LifeSpan     Panorama     LifeSpan
                                            Multiple      Global     Strategic     Growth &    Diversified   LifeSpan     Capital
                                           Strategies   Securities      Bond        Income       Income      Balanced   Appreciation
                                            Division     Division     Division     Division     Division     Division     Division
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
Investment income
Dividends (Note 3B)                         $  28,409    $ 159,215    $   2,492    $  51,129    $     310    $     355    $     339
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

Expenses
Mortality and expense risk fees
  (Note 4)                                      1,458        5,293          335        3,632           22           18           18
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net investment income
  (Note 3C)                                    26,951      153,922        2,157       47,497          288          337          321
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net realized and unrealized
gain (loss) on investments
Net realized gain (loss) on
  investments (Notes 3B, 3C & 6)                1,594      (56,819)         427       32,636            3            2            2
Change in net unrealized
  appreciation/depreciation
  of investments                                7,538      204,584          893       32,475          326           (5)          35
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net gain (loss) on investments                  9,132      147,765        1,320       65,111          329           (3)          37
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net increase in net assets
  resulting from operations                 $  36,083    $ 301,687    $   3,477    $ 112,608    $     617    $     334    $     358
                                            =========    =========    =========    =========    =========    =========    =========

                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 1998

                                                                MML             MML             MML
                                                 MML           Equity          Money          Managed           MML
                                               Equity          Index           Market           Bond           Blend
                                              Division        Division        Division        Division        Division
                                            ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
Operations:
  Net investment income                     $    356,921    $     19,876    $    176,269    $    162,090    $    239,337
  Net realized gain (loss) on investments        343,308           9,451              --         102,125          69,105
  Change in net unrealized appreciation/
   depreciation of investments                   181,317         111,441              --        (104,407)        (21,406)
                                            ------------    ------------    ------------    ------------    ------------
Net increase in net assets
  resulting from operations                      881,546         140,768         176,269         159,808         287,036
                                            ------------    ------------    ------------    ------------    ------------
Capital transactions: (Note 8)
  Net contract payments                        2,127,843         284,427      13,190,213         908,561       1,370,816
  Withdrawal of funds                           (233,361)             --         (22,113)        (15,597)        (12,404)
  Transfer of death benefits                      (4,373)         (1,996)         (3,075)           (579)        (16,890)
  Transfer of policy loans,
   net of repayments                                  --              --              --              --            (906)
  Transfer due to reimbursement
   (payment) of accumulation unit
   value fluctuation                              22,791           4,910          17,465          (7,694)         11,001
  Withdrawal due to charges for
   administrative and insurance costs           (202,908)        (14,752)       (196,275)        (58,776)       (103,484)
  Divisional transfers                         1,401,479         986,701      (8,727,846)      1,752,697         241,495
                                            ------------    ------------    ------------    ------------    ------------
Net increase in net assets resulting
  from capital transactions                    3,111,471       1,259,290       4,258,369       2,578,612       1,489,628
                                            ------------    ------------    ------------    ------------    ------------
Total increase (decrease)                      3,993,017       1,400,058       4,434,638       2,738,420       1,776,664

NET ASSETS, at beginning
  of the year                                  3,748,616          23,779       1,326,292       1,300,198       1,299,764
                                            ------------    ------------    ------------    ------------    ------------
NET ASSETS, at end
  of the year                               $  7,741,633    $  1,423,837    $  5,760,930    $  4,038,618    $  3,076,428
                                            ============    ============    ============    ============    ============



                                                            Oppenheimer                     *Oppenheimer
                                            Oppenheimer         High        Oppenheimer       Capital       Oppenheimer
                                               Money           Income           Bond        Appreciation       Growth
                                              Division        Division        Division        Division        Division
                                            ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
Operations:
  Net investment income                     $     30,476    $     99,010    $      3,496    $     92,577    $    400,233
  Net realized gain (loss) on investments             --         (24,045)            699          28,670         239,979
  Change in net unrealized appreciation/
   depreciation of investments                        --          35,997          23,404         388,792         646,246
                                            ------------    ------------    ------------    ------------    ------------
Net increase in net assets
  resulting from operations                       30,476         110,962          27,599         510,039       1,286,458
                                            ------------    ------------    ------------    ------------    ------------
Capital transactions: (Note 8)
  Net contract payments                           76,368         377,840         489,551       1,313,840       2,013,306
  Withdrawal of funds                                 --         (31,718)        (47,386)        (91,729)       (115,185)
  Transfer of death benefits                          --              --              --          (1,775)         (4,693)
  Transfer of policy loans,
   net of repayments                                  --              --              --              --              --
  Transfer due to reimbursement
   (payment) of accumulation unit
   value fluctuation                                  43          11,877           1,124          77,639          36,352
  Withdrawal due to charges for
   administrative and insurance costs            (19,419)        (40,841)        (26,129)        (73,767)       (142,707)
  Divisional transfers                         2,749,366      (1,499,285)         95,338       1,083,879         811,423
                                            ------------    ------------    ------------    ------------    ------------
Net increase in net assets resulting
  from capital transactions                    2,806,358      (1,182,127)        512,498       2,308,087       2,598,496
                                            ------------    ------------    ------------    ------------    ------------
Total increase (decrease)                      2,836,834      (1,071,165)        540,097       2,818,126       3,884,954

NET ASSETS, at beginning
  of the year                                     82,408       2,021,966         141,068       2,485,582       3,740,907
                                            ------------    ------------    ------------    ------------    ------------
NET ASSETS, at end
  of the year                               $  2,919,242    $    950,801    $    681,165    $  5,303,708    $  7,625,861
                                            ============    ============    ============    ============    ============

* This division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.


                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life

For The Year Ended December 31, 1998


                                             Oppenheimer    Oppenheimer    Oppenheimer    Oppenheimer
                                              Multiple        Global       Strategic       Growth &
                                             Strategies     Securities        Bond          Income
                                              Division       Division       Division       Division
                                            -----------    -----------    -----------    -----------
Increase (decrease) in net assets
Operations:
  Net investment income                     $    26,951    $   153,922    $     2,157    $    47,497
  Net realized gain (loss) on investments         1,594        (56,819)           427         32,636
  Change in net unrealized appreciation/
   depreciation of investments                    7,538        204,584            893         32,475
                                            -----------    -----------    -----------    -----------
Net increase in net assets
  resulting from operations                      36,083        301,687          3,477        112,608
                                            -----------    -----------    -----------    -----------
Capital transactions: (Note 8)
  Net contract payments                         230,144        720,220         70,382        651,881
  Withdrawal of funds                           (13,962)       (50,362)       (13,451)          (650)
  Transfer of death benefits                     (2,387)          (514)            --         (7,162)
  Transfer of policy loans,
   net of repayments                                 --             --             --             --
  Transfer due to reimbursement
   (payment) of accumulation unit
   value fluctuation                                647         (5,097)           (19)         3,686
  Withdrawal due to charges for
   administrative and insurance costs           (16,639)       (58,162)        (7,584)       (44,243)

Divisional transfers                             78,045        222,517        212,032        557,081
                                            -----------    -----------    -----------    -----------
Net increase in net assets resulting
  from capital transactions                     275,848        828,602        261,360      1,160,593
                                            -----------    -----------    -----------    -----------
Total increase                                  311,931      1,130,289        264,837      1,273,201

NET ASSETS, at beginning
  of the year                                   416,600      1,242,950         73,020        772,029
                                            -----------    -----------    -----------    -----------
NET ASSETS, at end
  of the year                               $   728,531    $ 2,373,239    $   337,857    $ 2,045,230
                                            ===========    ===========    ===========    ===========


                                                Panorama                      Panorama
                                                LifeSpan       Panorama       LifeSpan
                                               Diversified     LifeSpan       Capital
                                                 Income        Balanced     Appreciation
                                                Division       Division       Division
                                              -----------    -----------    -----------
Increase (decrease) in net assets
Operations:
  Net investment income                       $       288    $       337    $       321
  Net realized gain (loss) on investments               3              2              2
  Change in net unrealized appreciation/
   depreciation of investments                        326             (5)            35
                                              -----------    -----------    -----------
Net increase in net assets
  resulting from operations                           617            334            358
                                              -----------    -----------    -----------
Capital transactions: (Note 8)
  Net contract payments                             3,078             --             --
  Withdrawal of funds                                  --             --             --
  Transfer of death benefits                           --             --             --
  Transfer of policy loans,
   net of repayments                                   --             --             --
  Transfer due to reimbursement
   (payment) of accumulation unit
   value fluctuation                                    4             --             --
  Withdrawal due to charges for
   administrative and insurance costs                 (21)            --             --

Divisional transfers                               35,078             --             --
                                              -----------    -----------    -----------
Net increase in net assets resulting
  from capital transactions                        38,139             --             --
                                              -----------    -----------    -----------
Total increase                                     38,756            334            358

NET ASSETS, at beginning
  of the year                                       5,504          5,703          5,808
                                              -----------    -----------    -----------
NET ASSETS, at end
  of the year                                 $    44,260    $     6,037    $     6,166
                                              ===========    ===========    ===========

                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 1997

                                                             *MML            MML            MML
                                                MML         Equity         Money          Managed         MML         Oppenheimer
                                              Equity        Index          Market          Bond          Blend           Money
                                             Division      Division       Division       Division       Division        Division
                                           -----------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)             $   272,644    $       206    $    54,386    $    75,430    $   108,875    $     1,572
  Net realized gain on investments              21,883              1             --            868          2,275             --
  Change in net unrealized appreciation/
   depreciation of investments                 282,387            951             --         38,817         32,048             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net increase in net assets
  resulting from operations                    576,914          1,158         54,386        115,115        143,198          1,572
                                           -----------    -----------    -----------    -----------    -----------    -----------
Capital transactions: (Note 8)
  Net contract payments                        885,334             --      7,536,342        528,095        281,565             --
  Withdrawal of funds                          (20,829)            --       (504,924)        (9,303)            --             --
  Transfer of death benefits                        --             --             --             --             --             --
  Transfer due to reimbursement
   (payment) of accumulation unit
   value fluctuation                            10,001             (4)         5,648            110          2,377             (1)
  Transfer of seed money                            --          5,000             --             --             --             --
  Withdrawal due to charges for
   administrative and insurance costs          (93,015)            --       (140,059)       (34,521)       (15,017)          (982)
  Divisional transfers                       1,428,272         17,625     (6,356,690)       173,873        584,458         76,444
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net increase in net assets resulting
  from capital transactions                  2,209,763         22,621        540,317        658,254        853,383         75,461
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total increase                               2,786,677         23,779        594,703        773,369        996,581         77,033

NET ASSETS, at beginning
  of the year                                  961,939             --        731,589        526,829        303,183          5,375
                                           -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS, at end
  of the year                              $ 3,748,616    $    23,779    $ 1,326,292    $ 1,300,198    $ 1,299,764    $    82,408
                                           ===========    ===========    ===========    ===========    ===========    ===========


                                              Oppenheimer                  *Oppenheimer
                                                  High       Oppenheimer      Capital
                                                 Income         Bond        Appreciation
                                                Division      Division        Division
                                              -----------    -----------    -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)                $   124,058    $     3,165    $    60,913
  Net realized gain on investments                 45,671             49         43,440
  Change in net unrealized appreciation/
   depreciation of investments                     10,877            826         64,677
                                              -----------    -----------    -----------
Net increase in net assets
  resulting from operations                       180,606          4,040        169,030
                                              -----------    -----------    -----------
Capital transactions: (Note 8)
  Net contract payments                           208,375            389        841,616
  Withdrawal of funds                             (10,527)            --             --
  Transfer of death benefits                           --             --        (34,315)
  Transfer due to reimbursement
   (payment) of accumulation unit
   value fluctuation                                1,001             (1)       (20,320)
  Transfer of seed money                               --             --             --
  Withdrawal due to charges for
   administrative and insurance costs             (26,651)        (2,194)       (41,860)
  Divisional transfers                            403,017        133,314        605,061
                                              -----------    -----------    -----------
Net increase in net assets resulting
  from capital transactions                       575,215        131,508      1,350,182
                                              -----------    -----------    -----------
Total increase                                    755,821        135,548      1,519,212

NET ASSETS, at beginning
  of the year                                   1,266,145          5,520        966,370
                                              -----------    -----------    -----------
NET ASSETS, at end
  of the year                                 $ 2,021,966    $   141,068    $ 2,485,582
                                              ===========    ===========    ===========

* For the period May 1, 1997 (Commencement of Operations) through December 31, 1997.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life

For The Year Ended December 31, 1997

                                                                                                                       *Panorama
                                                           Oppenheimer    Oppenheimer   Oppenheimer   Oppenheimer       LifeSpan
                                            Oppenheimer     Multiple        Global       Strategic      Growth &       Diversified
                                              Growth       Strategies     Securities        Bond         Income          Income
                                             Division       Division       Division       Division      Division        Division
                                           -----------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)             $    84,442    $    16,105    $     6,156    $     3,098    $     9,121    $       (10)
  Net realized gain on investments             113,022          1,030         88,098            106          3,753              1
  Change in net unrealized appreciation/
   depreciation of investments                 203,917         16,050         52,377           (231)        53,086            513
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net increase in net assets
  resulting from operations                    401,381         33,185        146,631          2,973         65,960            504
                                           -----------    -----------    -----------    -----------    -----------    -----------
Capital transactions: (Note 8)
  Net contract payments                      1,154,703        142,740        357,799         13,326         79,290             --
  Withdrawal of funds                               --             --             --             --             --             --
  Transfer of death benefits                   (35,742)            --             --             --             --             --
  Transfer due to reimbursement
   (payment) of accumulation unit
   value fluctuation                               257             86         10,173             78           (291)            --
  Transfer of seed money                            --             --             --             --             --          5,000
  Withdrawal due to charges for
   administrative and insurance costs          (66,528)       (10,284)       (19,665)        (1,444)        (9,046)            --
  Divisional transfers                       1,521,051        244,734        488,859         52,128        627,852             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net increase in net assets resulting
  from capital transactions                  2,573,741        377,276        837,166         64,088        697,805          5,000
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total increase                               2,975,122        410,461        983,797         67,061        763,765          5,504

NET ASSETS, at beginning
  of the year                                  765,785          6,139        259,153          5,959          8,264             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS, at end
  of the year                              $ 3,740,907    $   416,600    $ 1,242,950    $    73,020    $   772,029    $     5,504
                                           ===========    ===========    ===========    ===========    ===========    ===========


                                                             *Panorama
                                              *Panorama       LifeSpan
                                               LifeSpan       Capital
                                               Balanced     Appreciation
                                               Division       Division
                                             -----------    -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)               $       (11)   $       (12)
  Net realized gain on investments                     1              1
  Change in net unrealized appreciation/
   depreciation of investments                       713            819
                                             -----------    -----------
Net increase in net assets
  resulting from operations                          703            808
                                             -----------    -----------
Capital transactions: (Note 8)
  Net contract payments                               --             --
  Withdrawal of funds                                 --             --
  Transfer of death benefits                          --             --
  Transfer due to reimbursement
   (payment) of accumulation unit
   value fluctuation                                  --             --
  Transfer of seed money                           5,000          5,000
  Withdrawal due to charges for
   administrative and insurance costs                 --             --
  Divisional transfers                                --             --
                                             -----------    -----------
Net increase in net assets resulting
  from capital transactions                        5,000          5,000
                                             -----------    -----------
Total increase                                     5,703          5,808

NET ASSETS, at beginning
  of the year                                         --             --
                                             -----------    -----------
NET ASSETS, at end
  of the year                                $     5,703    $     5,808
                                             ===========    ===========

* For the period May 1, 1997 (Commencement of Operations) through December 31, 1997.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life

Notes To Financial Statements

1.   HISTORY

     Massachusetts Mutual Variable Life Separate Account I ("Separate Account I") is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company ("MassMutual") in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

     MassMutual maintains eight segments within Separate Account I. The initial segment ("Variable Life Plus Segment") is used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Plus.

     On March 30, 1990, MassMutual established a second segment ("Large Case Variable Life Plus Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

     On July 5, 1995, MassMutual established a third segment ("Strategic Variable Life Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life.

     On July 24, 1995, MassMutual established a fourth segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Select.

     On February 11, 1997, MassMutual established a fifth segment ("Strategic GVUL Segment") within Separate Account I to be used exclusively for MassMutual's group flexible premium adjustable life insurance policy, known as Strategic Group Variable Universal Life.

     On November 12, 1997, MassMutual established a sixth segment ("SVUL Segment") within Separate Account I to be used exclusively for MassMutual's survivorship flexible premium adjustable life insurance policy, known as Survivorship Variable Universal Life.

     On November 12, 1997, MassMutual established a seventh segment ("VUL Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium adjustable life insurance policy, known as Variable Universal Life.

     On July 13, 1998, MassMutual established an eighth segment ("Strategic Variable Life Plus Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable universal life insurance policy, known as Strategic Variable Life Plus.

     MassMutual paid $65,000 to the Strategic Variable Life Segment on July 5, 1995 to provide initial capital: 14,439 shares were purchased in two management investment companies (MML Series Investment Fund and Oppenheimer Variable Account Funds) described in Note 2 supporting the thirteen divisions of Strategic Variable Life Segment.

     On May 1, 1997, MassMutual paid $20,000 to provide initial capital for four new divisions of the Strategic Variable Life Segment: 13,950 shares were purchased in the MML Equity Index Division, of the MML Series Investment Fund and three divisions in the Panorama Series Fund, Inc. described in
     Note 2.

     Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940.

2.   INVESTMENT OF STRATEGIC VARIABLE LIFE SEGMENT'S ASSETS

     Strategic Variable Life Segment maintains twenty-eight divisions. Each division invests in corresponding shares of the five series of MML Series Investment Fund ("MML Trust"), ten funds of the Oppenheimer Variable Account Funds ("Oppenheimer Trust"), four funds of the Panorama Series Fund, Inc. ("Panorama Fund"), four funds of the Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT Trust"), three funds of the MFS Variable Insurance Trust ("MFS Trust") and two portfolios of T. Rowe Price Equity Series, Inc. ("T. Rowe Price Equity Series"). At any one time, only eight divisions are available to a policyowner.

     MML Equity Fund, MML Equity Index Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are five of six separate series of the MML Trust. The MML Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940. MassMutual serves as investment manager of the MML Trust. David L. Babson and Company, Inc. ("Babson") a controlled subsidiary of MassMutual, serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. MassMutual has entered into a sub-advisory agreement with Mellon Equity Associates ("Mellon Equity") whereby Mellon Equity serves as the sub-adviser to the MML Equity Index Fund.

     The Oppenheimer Trust is an open-end, diversified, management investment company registered under the Investment Company Act of 1940 with ten of its funds currently available to the Strategic Variable Life policyowners:
     Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Aggressive Growth Fund, Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Securities Fund, Oppenheimer Strategic Bond Fund, Oppenheimer Growth & Income Fund and Oppenheimer Small Cap Growth Fund.

     The Panorama Fund is an open-end, diversified, management investment company registered under the Investment Company Act of 1940 with four of its portfolios currently available to the Strategic Variable Life policyowners: Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio, Panorama LifeSpan Capital Appreciation Portfolio and Panorama International Equity Portfolio.

     OppenheimerFunds, Inc. ("OFI"), a controlled subsidiary of MassMutual, serves as the investment adviser to the Oppenheimer Trust and Panorama Fund. OFI has entered into investment sub-advisory agreements with three sub-advisers to assist in the selection of portfolio investments for the Panorama Fund's four portfolios. Babson-Stewart Ivory International ("Babson-Stewart") is the sub-adviser to international stock components of the LifeSpan Balanced Portfolio, the LifeSpan Capital Appreciation Portfolio and the Panorama International Equity Portfolio. BEA Associates ("BEA") is the sub-adviser to the high yield bond component of the LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio, and LifeSpan Capital Appreciation Portfolio. Pilgrim, Baxter & Associates ("Pilgrim Baxter") is the sub-adviser to the small cap component of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio.

     The Goldman Sachs VIT Trust is an open-end, management investment company with four of its separate series of shares currently available to the Strategic Variable Life policyowners: Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs CORE U.S. Equity Fund and Goldman Sachs Growth and Income Fund. Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., serves as investment adviser to the Goldman Sachs funds.

     The MFS Trust is an open-end, management investment company registered under the Investment Company Act of 1940 with three of its separate series of shares currently available to the Strategic Variable Life policyowners:
     MFS New Discovery Series, MFS Emerging Growth Series and MFS Research Series. MFS Investment Management company serves as investment adviser to the MFS Trust Series.

     T. Rowe Price Equity Series, Inc. is an open-end, diversified investment company registered under the Investment Company Act of 1940 with two of its separate series of shares currently available to the Strategic Variable Life policyowners: T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio. T. Rowe Price Associates, Inc. serves as investment adviser to each of the portfolios of T. Rowe Price.

     In addition to the twenty-eight divisions of Strategic Variable Life Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MassMutual's general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the Investment Company Act of 1940.

3.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by Strategic Variable Life Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

     A.   Investment Valuation

     Investments in the MML Trust, the Oppenheimer Trust, the Panorama Fund, Goldman Sachs VIT Trust, MFS Trust and T. Rowe Price Equity Series are each stated at market value which is the net asset value per share of each of the respective underlying funds.

     B.   Accounting for Investments

     Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

     C.   Federal Income Taxes

     MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Strategic Variable Life Segment is part of MassMutual's total operation and is not taxed separately. Strategic Variable Life Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of Strategic Variable Life Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to Strategic Variable Life Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Strategic Variable Life Segment.

     D.   Policy Loan

     When a policy loan is made, Strategic Variable Life Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Strategic Variable Life Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the Guaranteed Principal Account. The policyowner earns interest at a rate which is the greater of 3% or the policy loan rate less a MassMutual declared charge (maximum .75%) for expenses and taxes.

     E.   Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   CHARGES

     MassMutual charges the Strategic Variable Life Segment divisions for the mortality and expense risks it assumes. The charge is made daily at a current effective annual rate of 0.30% of the value of each division's net assets. MassMutual makes certain deductions from the annual premium before amounts are allocated to Strategic Variable Life Segment and the Guaranteed Principal Account. The deductions are for sales charges, state premium taxes and deferred acquisition cost tax charge of 1.0% of each premium. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Strategic Variable Life Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

5.   SALES AGREEMENTS

     MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

     MML Investors Services, Inc. ("MMLISI") a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account I. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

     Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policies.

6.   PURCHASES AND SALES OF INVESTMENTS

                                                                                                      Average
For The Year Ended                                          Cost of              Proceeds          monthly value
December 31, 1998                                          Purchases            from Sales         of securities
------------------                                        -----------          -----------          -----------
MML Equity Division                                       $ 4,849,507          $ 1,471,663          $ 5,420,588

MML Equity Index Division                                   1,313,837               54,586              452,320

MML Money Market Division                                  24,205,655           19,780,386            3,843,440

MML Managed Bond Division                                   4,892,033            2,201,473            2,185,301

MML Blend Division                                          2,122,375              482,581            2,313,184

Oppenheimer Money Division                                  3,727,844              893,821              701,454

Oppenheimer High Income Division                            4,085,328            5,167,956            1,998,632

Oppenheimer Bond Division                                     597,701               81,367              419,750

Oppenheimer Capital Appreciation Division                   5,402,360            3,000,525            3,543,067

Oppenheimer Growth Division                                 4,431,437            1,429,769            4,979,178

Oppenheimer Multiple Strategies Division                      336,043               33,010              491,702

Oppenheimer Global Securities Division                      2,207,501            1,223,991            1,753,122

Oppenheimer Strategic Bond Division                           284,889               21,301              120,654

Oppenheimer Growth & Income Division                        1,473,300              264,885            1,210,467

Panorama LifeSpan Diversified Income Division                  38,471                   39                9,333

Panorama LifeSpan Balanced Division                               355                   18                5,864

Panorama LifeSpan Capital Appreciation Division                   339                   18                5,930

7.   NET INVESTMENT RETURN

     The following table shows the net investment return for each division in the Strategic Variable Life Segment:

                                                                MML            MML            MML
                                                  MML         Equity         Money          Managed         MML         Oppenheimer
For The Year Ended                              Equity        Index          Market          Bond          Blend           Money
December 31,                                   Division      Division       Division       Division       Division        Division
------------------                            -----------    -----------    -----------    -----------    -----------    -----------
1998                                            16.12%        31.03%          4.58%          7.29%         12.30%          4.34%
1997 and *For the Period May 1, 1997
  (Commencement of Operations)
  Through December 31, 1997                     24.12%       *14.48%          5.21%          9.88%         17.93%          4.50%
1996                                            23.57%                        5.38%          9.13%         17.94%          4.72%
For the Period July 5, 1995
  (Commencement of Operations)
  Through December 31, 1995                     11.59%                        2.48%          6.10%         8.75%           2.50%


                                              Oppenheimer                   Oppenheimer
                                                  High       Oppenheimer      Capital
For The Year Ended                               Income         Bond        Appreciation
December 31,                                    Division      Division        Division
------------------                            -----------    -----------    -----------
1998                                              5.55%         6.58%         14.37%
1997 and *For the Period May 1, 1997
  (Commencement of Operations)
  Through December 31, 1997                      13.06%         8.89%          9.69%
1996                                             14.08%         4.45%         (0.47)%
For the Period July 5, 1995
  (Commencement of Operations)
  Through December 31, 1995                       7.60%         5.51%         15.67%


                                                                                                                          Panorama
                                                             Oppenheimer    Oppenheimer   Oppenheimer   Oppenheimer       LifeSpan
                                              Oppenheimer     Multiple        Global       Strategic      Growth &       Diversified
For The Year Ended                              Growth       Strategies     Securities        Bond         Income          Income
December 31, (continued)                       Division       Division       Division       Division      Division        Division
-----------------------                      -----------    -----------    -----------    -----------    -----------    -----------
1998                                            25.85%          7.34%         17.22%          2.88%          9.31%         6.61%
1997 and *For the Period May 1, 1997
  (Commencement of Operations)
  Through December 31, 1997                     19.94%         14.83%         18.14%          8.08%         24.69%        *9.51%
1996                                            13.02%         14.16%         23.29%         11.18%         27.68%
For the Period July 5, 1995
  (Commencement of Operations)
  Through December 31, 1995                     11.88%          6.35%          0.37%          6.45%         22.36%


                                                             Panorama
                                              Panorama       LifeSpan
                                              LifeSpan       Capital
For The Year Ended                            Balanced     Appreciation
December 31, (continued)                      Division       Division
-----------------------                     -----------    -----------
1998                                            5.71%         6.03%
1997 and *For the Period May 1, 1997
  (Commencement of Operations)
  Through December 31, 1997                   *12.46%       *14.29%
1996
For the Period July 5, 1995
  (Commencement of Operations)
  Through December 31, 1995


     The net investment return for each division of the Strategic Variable Life Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

     Note: The amounts shown for the period July 5, 1995 through December 31, 1995, and May 1, 1997 through December 31, 1997 are not annualized.

8.   NET INCREASE (DECREASE) IN ACCUMULATION UNITS

                                                          MML            MML            MML
                                           MML          Equity         Money          Managed         MML        Oppenheimer
For The Year Ended                       Equity         Index          Market          Bond          Blend          Money
December 31, 1998                       Division       Division       Division       Division       Division       Division
------------------                     ----------     ----------     ----------     ----------     ----------     ----------
Units purchased                         1,343,211        288,745     12,754,893        779,199      1,450,873         66,255

Units withdrawn and transferred
  to Guaranteed Principal Account        (376,998)       (94,361)    (1,553,925)       (97,801)      (652,797)       (16,790)
Units transferred between divisions       732,198        697,453     (7,499,137)     1,358,821        150,158      2,342,592
                                       ----------     ----------     ----------     ----------     ----------     ----------
Net increase (decrease)                 1,698,412        891,836      3,701,831      2,040,219        948,234      2,392,057

Units, at beginning of the year         2,170,179         19,462      1,178,038      1,084,621        869,504         73,028
                                       ----------     ----------     ----------     ----------     ----------     ----------
Units, at end of the year               3,868,591        911,298      4,879,869      3,124,840      1,817,738      2,465,085
                                       ==========     ==========     ==========     ==========     ==========     ==========


                                           Oppenheimer                  Oppenheimer
                                              High        Oppenheimer     Capital
For The Year Ended                           Income          Bond       Appreciation
December 31, 1998                           Division       Division       Division
------------------                         ----------     ----------     ----------
Units purchased                               287,389        403,111        916,013

Units withdrawn and transferred
  to Guaranteed Principal Account             (47,066)       (65,653)      (176,485)
Units transferred between divisions        (1,011,930)        77,238        694,591
                                           ----------     ----------     ----------
Net increase (decrease)                      (771,607)       414,696      1,434,118

Units, at beginning of the year             1,456,429        117,325      1,585,341
                                           ----------     ----------     ----------
Units, at end of the year                     684,822        532,021      3,019,459
                                           ==========     ==========     ==========

                                                                                                              Panorama
                                                     Oppenheimer  Oppenheimer   Oppenheimer   Oppenheimer     LifeSpan
                                       Oppenheimer    Multiple       Global      Strategic      Growth &    Diversified
For The Year Ended                       Growth      Strategies    Securities       Bond         Income        Income
December 31, 1998 (continued)           Division      Division      Division      Division      Division      Division
----------------------------           ---------     ---------     ---------     ---------     ---------     ---------
Units purchased                        1,249,786       223,813       499,817        53,027       478,572         2,754
Units withdrawn and transferred
  to Guaranteed Principal Account       (315,002)      (91,360)      (85,516)      (15,903)     (215,111)          (39)
Units transferred between divisions      427,629        54,646       171,408       161,297       280,316        30,741
                                       ---------     ---------     ---------     ---------     ---------     ---------
Net increase (decrease)                1,362,413       187,098       585,708       198,421       543,777        33,456

Units, at beginning of the year        2,100,021       290,292       863,534        56,528       353,638         5,000
                                       ---------     ---------     ---------     ---------     ---------     ---------
Units, at end of the year              3,462,434       477,390     1,449,242       254,949       897,415        38,456
                                       =========     =========     =========     =========     =========     =========


                                                       Panorama
                                          Panorama     LifeSpan
                                          LifeSpan     Capital
For The Year Ended                        Balanced   Appreciation
December 31, 1998 (continued)             Division     Division
----------------------------             ---------     ---------
Units purchased                                 --           --
Units withdrawn and transferred
  to Guaranteed Principal Account               --           --
Units transferred between divisions             --           --
                                         ---------     ---------
Net increase (decrease)                         --           --

Units, at beginning of the year              5,000        5,000
                                         ---------     ---------
Units, at end of the year                    5,000        5,000
                                         =========     =========

For the Year Ended December 31, 1997                       MML            MML            MML
and * For the Period May 1, 1997            MML          Equity         Money          Managed         MML        Oppenheimer
(Commencement of Operations)              Equity         Index          Market          Bond          Blend          Money
Through December 31, 1997                Division       Division       Division       Division       Division       Division
------------------------------------   ----------     ----------     ----------     ----------     ----------     ----------
Units purchased                           622,668          5,000     11,393,760        492,286        233,372            440
Units withdrawn and transferred
  to Guaranteed Principal Account         (88,305)            --     (4,664,563)       (45,589)       (16,312)        (1,320)
Units transferred between divisions       921,761         14,462     (6,232,623)       156,298        407,951         68,908
                                       ----------     ----------     ----------     ----------     ----------     ----------
Net Increase                            1,456,124         19,462        496,574        602,995        625,011         68,028
Units, at beginning of the
  period/year                             714,055             --        681,464        481,626        244,493          5,000
                                       ----------     ----------     ----------     ----------     ----------     ----------
Units, at end of the year               2,170,179         19,462      1,178,038      1,084,621        869,504         73,028
                                       ==========     ==========     ==========     ==========     ==========     ==========


For the Year Ended December 31, 1997      Oppenheimer                  Oppenheimer
and * For the Period May 1, 1997             High        Oppenheimer     Capital
(Commencement of Operations)                Income          Bond       Appreciation
Through December 31, 1997                  Division       Division       Division
------------------------------------     ----------     ----------     ----------
Units purchased                             165,960            339        567,491
Units withdrawn and transferred
  to Guaranteed Principal Account           (31,447)        (1,883)       (64,955)
Units transferred between divisions         301,516        113,869        396,220
                                         ----------     ----------     ----------
Net Increase                                436,029        112,325        898,756
Units, at beginning of the
  period/year                             1,020,400          5,000        686,585
                                         ----------     ----------     ----------
Units, at end of the year                 1,456,429        117,325      1,585,341
                                         ==========     ==========     ==========


                                                                                                                   Panorama
For the Year Ended December 31, 1997                  Oppenheimer    Oppenheimer    Oppenheimer    Oppenheimer     LifeSpan
and * For the Period May 1, 1997       Oppenheimer     Multiple        Global       Strategic       Growth &     Diversified
(Commencement of Operations)             Growth       Strategies     Securities        Bond          Income         Income
Through December 31, 1997 (continued)   Division       Division       Division       Division       Division       Division
------------------------------------   ----------     ----------     ----------     ----------     ----------     ----------
Units purchased                         1,033,968        106,878        295,383         11,217         40,265             --
Units withdrawn and transferred
  to Guaranteed Principal Account        (442,780)       (13,672)       (25,115)        (1,938)        (6,606)            --
Units transferred between divisions       965,813        192,086        372,969         42,249        314,979          5,000
                                       ----------     ----------     ----------     ----------     ----------     ----------
Net Increase                            1,557,001        285,292        643,237         51,528        348,638          5,000
Units, at beginning of the
  period/year                             543,020          5,000        220,297          5,000          5,000             --
                                       ----------     ----------     ----------     ----------     ----------     ----------
Units, at end of the year               2,100,021        290,292        863,534         56,528        353,638          5,000
                                       ==========     ==========     ==========     ==========     ==========     ==========


                                                           Panorama
For the Year Ended December 31, 1997        Panorama       LifeSpan
and * For the Period May 1, 1997            LifeSpan       Capital
(Commencement of Operations)                Balanced     Appreciation
Through December 31, 1997 (continued)       Division       Division
------------------------------------       ----------     ----------
Units purchased                                    --             --
Units withdrawn and transferred
  to Guaranteed Principal Account                  --             --
Units transferred between divisions             5,000          5,000
                                           ----------     ----------
Net Increase                                    5,000          5,000
Units, at beginning of the
  period/year                                      --             --
                                           ----------     ----------
Units, at end of the year                       5,000          5,000
                                           ==========     ==========

9.   CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

     As discussed in Note 1, the financial statements only represent activity of MassMutual's Strategic Variable Life Segment. The combined net assets as of December 31, 1998 for Separate Account I, which includes the Variable Life Plus, the Large Case Variable Life Plus, Strategic Variable Life, Variable Life Select, GVUL and SVUL Segments are as follows:

                                                MML           MML           MML                                   Oppenheimer
                                   MML         Equity        Money         Managed        MML       Oppenheimer       High
                                 Equity        Index         Market         Bond         Blend         Money         Income
                                Division      Division      Division      Division      Division      Division      Division
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------
Total assets                  $68,569,760   $ 3,773,362   $13,343,746   $25,285,963   $18,619,343   $ 3,331,631   $ 2,182,008
Total liabilities                 103,103           946        25,266        23,205        22,397         1,263         3,659
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net assets                    $68,466,657   $ 3,772,416   $13,318,480   $25,262,758   $18,596,946   $ 3,330,368   $ 2,178,349
                              ===========   ===========   ===========   ===========   ===========   ===========   ===========
Net assets:
For variable life insurance
 policies                      68,346,866     3,763,311    13,264,755    25,197,666    18,501,132     3,323,389     2,162,993
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                119,791         9,105        53,725        65,092        95,814         6,979        15,356
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net assets                    $68,466,657   $ 3,772,416   $13,318,480   $25,262,758   $18,596,946   $ 3,330,368   $ 2,178,349
                              ===========   ===========   ===========   ===========   ===========   ===========   ===========


                                              Oppenheimer                 Oppenheimer    Oppenheimer
                                Oppenheimer    Capital      Oppenheimer     Multiple       Global
                                    Bond     Appreciation      Growth      Strategies    Securities
                                  Division      Division      Division      Division      Division
                                -----------   -----------   -----------   -----------   -----------
Total assets                    $ 1,980,384   $16,395,636   $13,202,771   $   941,427   $ 9,080,902
Total liabilities                       429        13,959        11,379           854         9,817
                                -----------   -----------   -----------   -----------   -----------
Net assets                      $ 1,979,955   $16,381,677   $13,191,392   $   940,573   $ 9,071,085
                                ===========   ===========   ===========   ===========   ===========
Net assets:
For variable life insurance
 policies                         1,972,470    16,354,171    13,168,469       930,839     9,047,257
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                    7,485        27,506        22,923         9,734        23,828
                                -----------   -----------   -----------   -----------   -----------
Net assets                      $ 1,979,955   $16,381,677   $13,191,392   $   940,573   $ 9,071,085
                                ===========   ===========   ===========   ===========   ===========


                                                                                                     Panorama
                             Oppenheimer    Oppenheimer    Panorama                    Panorama      LifeSpan      Panorama
                              Strategic      Growth &       Total         Panorama   International  Diversified    LifeSpan
                                 Bond         Income        Return         Growth       Equity        Income       Balanced
                               Division      Division      Division      Division      Division      Division      Division
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------
Total assets                  $ 1,250,072   $ 3,209,353   $ 1,208,387   $ 1,034,642   $   148,692   $    93,514   $    74,338
Total liabilities                   1,912           673             8             0             0           123           135
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net assets                    $ 1,248,160   $ 3,208,680   $ 1,208,379   $ 1,034,642   $   148,692   $    93,391   $    74,203
                              ===========   ===========   ===========   ===========   ===========   ===========   ===========
Net assets:
For variable life insurance
 policies                       1,233,948     3,196,228     1,207,280     1,033,583       147,559        86,570        67,138
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                 14,212        12,452         1,099         1,059         1,133         6,821         7,065
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net assets                    $ 1,248,160   $ 3,208,680   $ 1,208,379   $ 1,034,642   $   148,692   $    93,391   $    74,203
                              ===========   ===========   ===========   ===========   ===========   ===========   ===========


                                Panorama                                  American
                                LifeSpan                 T. Rowe Price    Century       Fidelity
                                 Capital      Dreyfus       Mid Cap       VP Income      VIP II
                               Appreciation    Index         Growth       & Growth     Contrafund
                                Division      Division      Division      Division      Division
                               -----------   -----------   -----------   -----------   -----------
Total assets                   $    58,063   $46,510,033   $    24,898   $    16,456   $    24,825
Total liabilities                       89        51,088             4             4             5
                               -----------   -----------   -----------   -----------   -----------
Net assets                     $    57,974   $46,458,945   $    24,894   $    16,452   $    24,820
                               ===========   ===========   ===========   ===========   ===========
Net assets:
For variable life insurance
 policies                           50,784    46,449,250        24,894        16,452        24,820
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                   7,190         9,695            --            --            --
                               -----------   -----------   -----------   -----------   -----------
Net assets                     $    57,974   $46,458,945   $    24,894   $    16,452   $    24,820
                               ===========   ===========   ===========   ===========   ===========

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of income and changes in policyholders' contingency reserves, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                      December 31,

                                                  1998             1997
                                                --------         --------

                                                      (In Millions)
Assets:
Bonds                                        $  25,215.8      $  23,508.2
Common stocks                                      296.3            354.7
Mortgage loans                                   5,916.5          5,245.8
Real estate                                      1,739.8          1,697.7
Other investments                                2,263.7          1,963.8
Policy loans                                     5,224.2          4,950.4
Cash and short-term investments                  1,123.3          1,941.2
                                             -----------      -----------
                                                41,779.6         39,661.8
Other assets                                     1,306.2          1,169.7
                                             -----------      -----------
                                                43,085.8         40,831.5
Separate account assets                         19,589.7         16,803.1
                                             -----------      -----------
                                             $  62,675.5      $  57,634.6
                                             ===========      ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                            December 31,

                                                         1998          1997
                                                       --------      --------

                                                           (In Millions)
Liabilities:
Policyholders' reserves and funds                   $  35,277.0   $  33,783.2
Policyholders' dividends                                1,021.6         954.1
Policyholders' claims and other benefits                  332.4         353.4
Federal income taxes                                      634.9         436.5
Asset valuation and other investment reserves           1,053.4         973.4
Other liabilities                                       1,578.9       1,457.9
                                                    -----------   -----------
                                                       39,898.2      37,958.5
Separate account liabilities                           19,588.5      16,802.8
                                                    -----------   -----------
                                                       59,486.7      54,761.3
Policyholders' contingency reserves                     3,188.8       2,873.3
                                                    -----------   -----------
                                                    $  62,675.5   $  57,634.6
                                                    ===========   ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                           Years Ended December 31,

                                                        1998        1997        1996
                                                      --------    --------    --------

                                                               (In Millions)
Revenue:
Premium income                                       $ 7,482.2   $ 6,764.8   $ 6,328.6
Net investment income                                  2,956.8     2,870.2     2,834.4
Fees and other income                                    154.0       126.7       117.2
                                                     ---------   ---------   ---------
                                                      10,593.0     9,761.7     9,280.2
                                                     ---------   ---------   ---------
Benefits and expenses:
Policyholders' benefits and payments                   5,873.9     6,583.8     6,048.2
Addition to policyholders' reserves and funds          2,299.6       826.8       945.2
Operating expenses                                       509.5       450.8       428.0
Commissions                                              299.3       315.3       335.5
State taxes, licenses and fees                            88.1        81.5        96.4
Merger restructuring costs                                   -           -        66.1
                                                     ---------   ---------   ---------
                                                       9,070.4     8,258.2     7,919.4
                                                     ---------   ---------   ---------
Net gain before federal income taxes and dividends     1,522.6     1,503.5     1,360.8
Federal income taxes                                     199.3       284.4       276.7
                                                     ---------   ---------   ---------
Net gain from operations before dividends              1,323.3     1,219.1     1,084.1
Dividends to policyholders                               982.9       919.5       859.9
                                                     ---------   ---------   ---------
Net gain from operations                                 340.4       299.6       224.2
Net realized capital gain (loss)                          25.4       (42.5)       40.3
                                                     ---------   ---------   ---------
Net income                                           $   365.8   $   257.1   $   264.5
                                                     =========   =========   =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                 Years Ended December 31,

                                                              1998        1997        1996
                                                            --------    --------    --------

                                                                      (In Millions)
Policyholders' contingency reserves,
  beginning of year                                         $2,873.3    $2,638.6    $2,600.9
                                                            --------    --------    --------
Increases (decreases) due to:
  Net income                                                   365.8       257.1       264.5
  Net unrealized capital gain (loss)                            17.4       119.1        (1.7)
  Change in asset valuation and other investment reserves      (81.0)      (76.0)     (142.4)
  Change in prior year policyholders' reserves                   8.6       (55.4)      (72.2)
  Other                                                          4.7       (10.1)      (10.5)
                                                            --------    --------    --------
                                                               315.5       234.7        37.7
                                                            --------    --------    --------
Policyholders' contingency reserves,
  end of year                                               $3,188.8    $2,873.3    $2,638.6
                                                            ========    ========    ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                 Years Ended December 31,

                                                            1998         1997         1996
                                                          --------     --------     --------
                                                                     (In Millions)
Operating activities:
   Net income                                            $   365.8    $   257.1    $   264.5
   Addition to policyholders' reserves and funds,
     net of transfers to separate accounts                 1,472.8        421.3        426.7
   Net realized capital (gain) loss                          (25.4)        42.5        (40.3)
   Other changes                                              15.4       (108.1)      (286.1)
                                                         ---------    ---------    ---------
   Net cash provided by operating activities               1,828.6        612.8        364.8
                                                         ---------    ---------    ---------
Investing activities:
   Loans and purchases of investments                    (15,981.2)   (12,292.7)   (10,171.5)
   Sales or maturities of investments and receipts
      from repayment of loans                             13,334.7     12,545.7      8,539.3
                                                         ---------    ---------    ---------
   Net cash provided by (used in) investing activities    (2,646.5)       253.0     (1,632.2)
                                                         ---------    ---------    ---------
Increase (decrease) in cash and short-term investments      (817.9)       865.8     (1,267.4)
Cash and short-term investments, beginning of year         1,941.2      1,075.4      2,342.8
                                                         ---------    ---------    ---------
Cash and short-term investments, end of year             $ 1,123.3    $ 1,941.2    $ 1,075.4
                                                         =========    =========    =========

                 See notes to statutory financial statements.

Notes To Statutory Financial Statements

    Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries, a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

    On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1996 in conformity with the practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a charge to policyholders' contingency reserves.

    On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE.

1.  SUMMARY OF ACCOUNTING PRACTICES

    The accompanying statutory financial statements, have been prepared in conformity with the statutory accounting practices of the NAIC and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality, morbidity and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

    In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders' contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, since the Division of Insurance of the Commonwealth of Massachusetts has not approved Codification, the ultimate impact cannot be determined at this time.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

    Certain 1997 and 1996 amounts have been reclassified to conform with the current year presentation.

    The following is a description of the Company's principal accounting policies and practices.

A.  Investments

    Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

    Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $63.5 million in 1998 and $14.2 million in 1997. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

    Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

    Short-term investments are stated at amortized cost, which approximates fair value.

    Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

    In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve ("AVR") and an Interest Maintenance Reserve ("IMR"). The AVR and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $189.1 million in 1998, $95.4 million in 1997 and $73.1 million in 1996 were charged to the IMR. Amortization of the IMR into net investment income amounted to $40.3 million in 1998, $31.0 million in 1997, and $26.9 million in 1996.

    Realized capital gains and losses, less taxes, not includible in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

    Net transfers to separate accounts of $821.3 million, $355.7 million and $636.5 million in 1998, 1997 and 1996, respectively, are included in the addition of policyholders' reserves and funds.

C.  Non-admitted Assets

    Assets designated as "non-admitted" (principally certain furniture, equipment and other receivables) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D.  Policyholders' Reserves and Funds

    Policyholders' reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.75 percent.

    Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $7,734.6 million and $8,077.9 million at December 31, 1998 and 1997, respectively with a fair value of $7,940.6 million and $8,250.0 million at December 31, 1998 and 1997, respectively, as determined by discounted cash flow projections.

    Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

    The Company made certain changes in the valuation of policyholders' reserves which increased policyholders' contingency reserves by $8.6 million in 1998 and decreased policyholders' contingency reserves by $55.4 million and $72.2 million in 1997 and 1996, respectively.

E.  Premium and Related Expense Recognition

    Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F.  Policyholders' Dividends

    The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

   For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

H. Policyholders' Contingency Reserves

   Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

   The Company issued surplus notes of $100.0 million at 7.50 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

   All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

   Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1998, 1997 and 1996.

   The proceeds of the notes, less a $24.4 million reserve in 1998, and a $28.3 million reserve in 1997 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as permitted by the Division of Insurance. These surplus note reserves are included in asset valuation and other investment reserves on the Statutory Statement of Financial Position.

3. BENEFIT PLANS

   The Company provides multiple benefit plans to employees, agents and retirees including retirement plans and life and health benefits.

   Retirement Plans

   The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes active employees and retirees previously employed by Connecticut Mutual Life Insurance Company which merged with MassMutual in 1996; the other plan includes all other eligible employees and retirees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions". Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $216.0 million and $157.4 million at December 31, 1998 and 1997, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1998, and 1997. The assets of the plans are invested in the Company's general account and separate accounts.

   The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of vesting service using a graduated vesting schedule in 20 percent increments over a five-year period.

   Life and Health

   Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company's employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

   The status of the defined benefit plans as of December 31 is as follows:

                                         Retirement          Life and Health

                                      1998        1997       1998       1997
                                      ----        ----       ----       ----
                                                  (In Millions)
Accumulated benefit obligation
 at December 31                   $   822.8   $   663.1   $  185.6   $  145.9
Fair value of plan assets
 at December 31                     1,160.2     1,154.2       21.0       21.7
                                  ---------   ---------   --------   --------
Funded status                     $   337.4   $   491.1   $ (164.6)  $ (124.2)
                                  =========   =========   ========   ========

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

                                                      Retirement                 Life and Health

                                                1998             1997          1998           1997
                                                ----             ----          ----           ----
Discount rate                               6.75%             7.25%            6.75%         7.25%
Increase in future compensation
 levels                                     4.00-5.00%        4.00-5.00%       5.00%         5.00-5.50%
Long-term rate of return on assets          9.00-10.00%       9.00-10.00%      6.75%         6.75%
Assumed increases in medical cost
Rates in the first year                         -                -             7.00%         6.25-9.50%
declining to                                    -                -             4.25%         4.75-5.00%
within                                          -                -             5 years       5 years

A one percent increase in the annual assumed inflation rate in medical cost rates would increase the 1998 accumulated postretirement benefit liability and benefit expense by $9.2 million and $1.1 million, respectively. A one percent decrease in the annual assumed inflation rate in medical costs rates would decrease the 1998 accumulated postretirement benefit liability and benefit expense by $8.5 million and $1.0 million, respectively.

   The expense charged to operations for all employee benefit plans is $32.1 million in 1998, $23.9 million in 1997 and $38.1 million in 1996. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

4. RELATED PARTY TRANSACTIONS

   The company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $205.0 million and $137.3 million for 1998 and 1997, respectively.

   The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $38.4 million in 1998, $40.9 million in 1997 and $44.1 million in 1996.

5. FEDERAL INCOME TAXES

   Provision for federal income taxes is based upon the Company's estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs and of permanent differences such as the equity tax, resulted in effective tax rates which differ from the statutory tax rate.

   The Company plans to file its 1998 federal income tax return on a consolidated basis with its eligible life affiliates and non-life affiliates. C.M. Life Insurance Company, which is not an eligible life affiliate, files a separate return. The Company and its eligible life insurance and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that affiliates with losses shall be compensated for the use of their losses and credits by other affiliates.

   The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1995 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

   Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1998 or 1997. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

   Federal tax payments were $152.4 million in 1998, $353.4 million in 1997 and $330.7 million in 1996.

6. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

    The carrying value and estimated fair value of bonds are as follows:

                                                      December 31, 1998
                                                      -----------------
                                                    Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized       Fair
                                    Value           Gains            Losses         Value
                                  ----------      ----------       ----------     ----------
                                                       (In Millions)
U. S. Treasury securities        $   4,945.3      $    473.0       $   20.4       $   5,397.9
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               41.2             1.5            1.3              41.4
 foreign governments
Mortgage-backed securities           3,734.4           188.0           13.9           3,908.5
State and local governments            360.5            33.2            7.9             385.8
Corporate debt securities           14,133.3           845.3          118.4          14,860.2
Utilities                              885.8           102.6            0.3             988.1
Affiliates                           1,115.3             0.6            0.9           1,115.0
                                 -----------      ----------       --------       -----------
 TOTAL                           $  25,215.8      $  1,644.2       $  163.1       $  26,696.9
                                 ===========      ==========       ========       ===========

                                                       December 31, 1997
                                                       -----------------
                                                     Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized        Fair
                                    Value            Gains           Losses          Value
                                  ----------      ----------       ----------     ----------
                                                         (In Millions)
U. S. Treasury securities        $   6,241.0      $    470.5       $   10.3       $   6,701.2
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               83.5             4.4            3.0              84.9
 foreign governments
Mortgage-backed securities           3,008.7           187.9            9.0           3,187.6
State and local governments            361.9            23.9             .6             385.2
Corporate debt securities           12,148.9           765.2           46.9          12,867.2
Utilities                              871.8           100.1            2.2             969.7
Affiliates                             792.4             2.8            1.0             794.2
                                 -----------      ----------       --------       -----------
 TOTAL                           $  23,508.2      $  1,554.8       $   73.0       $  24,990.0
                                 ===========      ==========       ========       ===========

   The carrying value and estimated fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                     Estimated
                                                    Carrying           Fair
                                                     Value             Value
                                                   ---------         ---------
                                                          (In Millions)
     Due in one year or less                       $   556.5         $   560.7
     Due after one year through five years           4,150.6           4,270.5
     Due after five years through ten years          8,622.8           9,045.0
     Due after ten years                             5,319.5           5,999.6
                                                   ---------         ---------
                                                    18,649.4          19,875.8
     Mortgage-backed securities, including
      securities guaranteed by the U.S.
      Government                                     6,566.4           6,821.1
                                                   ---------         ---------
      TOTAL                                        $25,215.8         $26,696.9
                                                   =========         =========


   Proceeds from sales of investments in bonds were $11,663.4 million during 1998, $11,427.8 million during 1997 and $6,390.7 million during 1996. Gross capital gains of $331.8 million in 1998, $200.7 million in 1997 and $188.8 million in 1996 and gross capital losses of $47.3 million in 1998, $68.8 million in 1997 and $255.5 million in 1996 were realized on those sales, portions of which were included in the IMR. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix and quoted market prices for publicly traded bonds.

B. Stocks

   Common stocks, except for unconsolidated subsidiaries, had a cost of $238.4 million in 1998 and $250.3 million in 1997.

C. Mortgages

   The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, was $6,178.8 million and $5,039.1 million at December 31, 1998 and 1997, respectively.

   The Company had restructured loans with book values of $126.6 million, and $202.3 million at December 31, 1998 and 1997, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods totaled $0.1 million in 1998, $5.1 million in 1997 and $2.2 million in 1996. At December 31, 1998, scheduled commercial mortgage loan maturities were as follows:
   1999 - $341.0 million; 2000 - $333.0 million; 2001 - $305.2 million; 2002 -
   $210.6 million; 2003 - $299.0 million; and $3,106.4 million thereafter.

D. Policy Loans

   Policy loans are recorded at cost as it is not practicable to determine the fair value since they do not have a stated maturity.

E. Other

   Preferred stocks in good standing had fair values of $116.0 million in 1998 and $145.5 million in 1997, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks.

   The carrying value of investments which were non-income producing for the preceding twelve months was $13.2 million and $5.7 million at December 31, 1998 and 1997, respectively.

7. PORTFOLIO RISK MANAGEMENT

   The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these financial instruments, described below, which are not recorded in the financial statements, unless otherwise noted, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

   The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statement of Income. Net amounts receivable and payable are accrued as adjustments to investment income and included in other assets on the Statutory Statement of Financial Position. At December 31, 1998 and 1997, the Company had swaps with notional amounts of $4,382.0 million and $3,220.2 million, respectively. The fair values of these instruments were $84.1 million at December 31, 1998 and $20.9 million at December 31, 1997.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1998 and 1997, the Company had option contracts with notional amounts of $12,704.4 million and $5,388.2 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $92.5 million and $59.0 million, which had fair values of $161.9 million and $99.6 million at December 31, 1998 and 1997, respectively.

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to investment income and included in the Statutory Statement of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1998 and 1997, the company had agreements with notional amounts of $4,337.9 million and $3,348.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $22.7 million and $18.2 million at December 31, 1998 and 1997, respectively. The fair values of these instruments were $43.9 million and $23.4 million at December 31, 1998 and 1997, respectively.

   The Company enters into forward U.S. Treasury, and Government National Mortgage Association ("GNMA") and Federal National Home Mortgage Association ("FNMA") commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the IMR over the remaining life of the asset. At December 31, 1998 and 1997, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $603.4 million and $1,100.7 million, respectively. The fair values of these commitments were $604.1 million and $1,117.6 million, including net unrealized gains of $0.7 million and $16.9 million at December 31, 1998 and 1997, respectively.

   The Company utilizes other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $384.2 million and $385.6 million at December 31, 1998 and 1997, respectively. The fair values of these instruments resulted in an unrealized gain of $7.2 million at December 31, 1998 and an unrealized loss of $6.8 million at December 31, 1997.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $272.5 million and $146.7 million at December 31, 1998 and 1997, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions have been obtained with counterparties when considered prudent.

8. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

   MassMutual has two primary insurance subsidiaries, C.M. Life, which primarily writes variable annuities and universal life insurance, and MML Bay State, which primarily writes variable life and annuity business. MassMutual's wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. ("MMHC") owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

   MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results for such subsidiaries are reflected as net unrealized capital gains in the Statement of Changes in Policyholders' Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. The Company holds debt issued by MMHC and its subsidiaries of $1,111.3 million and $792.4 million at December 31, 1998 and 1997, respectively.

   Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

                                                  1998            1997
                                                --------        --------
                                                     (In Millions)
   Domestic Life Insurance Subsidiaries:

     Total revenue                            $  1,151.4      $  1,086.9
     Net income (loss)                        $     (3.2)     $      1.1
     Assets                                   $  4,741.4      $  3,766.8
   Other Subsidiaries:

     Total revenue                            $  1,137.4      $    967.2
     Net income                               $     73.6      $     75.4
     Assets                                   $  2,839.5      $  2,018.8

9.  REINSURANCE

    The Company has reinsurance agreements with other insurance companies in the normal course of business. In addition, the Company cedes the remainder of its group life and health business to UniCARE. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $183.9 million in 1998, $294.6 million in 1997 and $793.5 million in 1996.

10. BUSINESS RISKS AND CONTINGENCIES

    The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

    The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. SUBSIDIARIES AND AFFILIATED COMPANIES

    A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1998 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
     CM Assurance Company
     CM Benefit Insurance Company
     C.M. Life Insurance Company
     MassMutual Holding Company
     MassMutual of Ireland, Limited
     MML Bay State Life Insurance Company
     MML Distributors, LLC
     MassMutual Mortgage Finance, LLC

         Subsidiaries of MassMutual Holding Company
         ------------------------------------------
         GR Phelps & Co., Inc.
         MassMutual Holding Trust I
         MassMutual Holding Trust II
         MassMutual Holding MSC, Inc.
         MassMutual International, Inc.
         MML Investor Services, Inc.

         Subsidiaries of MassMutual Holding Trust I
         ------------------------------------------
         Antares Capital Corporation - 99.4%
         Charter Oak Capital Management, Inc. - 80.0%
         Cornerstone Real Estate Advisors, Inc.
         DLB Acquisition Corporation - 85.8%
         Oppenheimer Acquisition Corporation - 89.36%

         Subsidiaries of MassMutual Holding Trust II
         -------------------------------------------
         CM Advantage, Inc.
         CM International, Inc.
         CM Property Management, Inc.
         HYP Management, Inc.
         MMHC Investments, Inc.
         MML Realty Management
         Urban Properties, Inc.
         MassMutual Benefits Management, Inc.

         Subsidiaries of MassMutual International, Inc.
         ----------------------------------------------
         Compensa de Seguros de Vida S.A. - 33.5%
         MassLife Seguros de Vida (Argentina) S.A.
         MassMutual International (Bermuda) Ltd.
         Mass Seguros de Vida (Chile) S.A. - 33.5%
         MassMutual International (Luxembourg) S.A.

         MassMutual Holding MSC, Inc.
         ----------------------------
         MassMutual Corporate Value Limited - 40.93%
         9048 - 5434 Quebec, Inc.
         1279342 Ontario Limited

   Affiliates of Massachusetts Mutual Life Insurance Company
   ---------------------------------------------------------
   MML Series Investment Fund
   MassMutual Institutional Funds
   Oppenheimer Value Stock Fund

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article V of the By-laws of MassMutual provide for indemnification of directors and officers as follows:

     Article V. Subject to limitations of law, the Company shall indemnify:

          (a)  each director, officer or employee;

          (b) any individual who serves at the request of the Company as a Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account, or;

          (c) any individual who serves in any capacity with respect to employee benefit plans;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2), and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION UNDER SECTION 26(e)(2)(A)
                     OF THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 7


This Post-Effective Amendment is comprised of the following documents:

The Facing Sheet.

Cross-reference to items required by Form N-8B-2.

The Prospectus consisting of 100 pages.

The Undertaking to File Reports.

The undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(A) of the Investment Company Act of 1940.

The Signatures.

     Written Consents of the Following Persons:


     1.   Independent accountants, PricewaterhouseCoopers LLP.


     2.   Counsel opining as to the legality of securities being registered.

     3. Opinion opining as to actuarial matters contained in the Post-Effective Amendment by John M. Valencia, Assistant Vice President.

The following Exhibits:

     1. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

     A. (1) Resolution of Board of Directors of MassMutual establishing the Separate Account. (1)

          (2)  Not applicable.

          (3)  Form of Distribution Contracts:

               (a)(1) Form of Distribution Servicing Agreement between MML Distributors, LLC, and MassMutual. (3)

               (a)(2) Co-Underwriting Agreement between MML Investors Services, Inc. and MassMutual. (3)

               (a)(3)  Broker-Dealer Selling Agreement. (3)

               (b)     Not applicable.

               (c)     Not applicable.

          (4)  Not applicable.

          (5)  Form of Flexible Premium Variable Whole Life Insurance Policy.(4)

          (6)  (a) Certificate of Incorporation of MassMutual. (1)

               (b)  By-Laws of MassMutual. (1)

          (7)  Not applicable.

          (8) (a) Form of Participation Agreement with Oppenheimer Variable Account Funds. (1)

               (b) Form of Participation Agreement with Panorama Series Fund, Inc. (1)


               (c) Participation Agreement with T. Rowe Price Equity Series, Inc. (7)

               (d)  Participation Agreement with MFS Variable Insurance
                    Trust.(7)

               (e) Form of Participation Agreement with Goldman Sachs Variable Insurance Trust. (7)


          (9)  Not applicable.

          (10) Application for a Flexible Premium Variable Whole Life Insurance Policy. (4)

          (11) Memorandum describing MassMutual's issuance, transfer, and redemption procedures for the Policy. (4)

     2. Opinion and Consent of Counsel as to the legality of the securities being registered. (8)

     3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

     4.   Not applicable.

     5. Opinion and consent of John M. Valencia opining as to actuarial matters pertaining to the securities being registered. (8)


     6.   Consent of Independent Accountants, PricewaterhouseCoopers LLP. (8)


     7.   (i) Powers of Attorney. (1)

          (ii) Power of Attorney for Roger G. Ackerman. (6)

         (iii) Power of Attorney for Robert J. O'Connell and Thomas B. Wheeler.
               (5)

(1) Incorporated by reference to Registration Statement No. 333-22557, filed February 28, 1997.

(2) Incorporated by reference to Post-Effective Amendment Number 1 to Registration Statement No. 33-87904 filed with the Commission on April 30, 1996.

(3) Incorporated by reference to Post-Effective Amendment Number 2 to Registration Statement No. 33-87904 filed with the Commission on February 28, 1997.

(4) Incorporated by reference to Post-Effective Amendment Number 6 to Registration Statement No. 33-87904 filed with the Commission on April 24, 1998.

(5) Incorporated by reference to Pre-Effective Amendment Number 1 to Registration Statement No. 333-65887 filed with the Commission on January 28, 1999.

(6) Incorporated by reference to Registration Statement No. 333-45039, filed with the Commission on June 4, 1998.

(7) Incorporated by reference to Initial Registration Statement No. 333-65887 filed with the Commission on October 20, 1998.


(8)  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 7 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No.7 to Registration Statement No. 33-87904 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 1999.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
   (Depositor)

By: /s/ Robert J. O'Connell*
------------------------------
Robert J. O'Connell, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe           On April 22, 1999, as Attorney-in-Fact pursuant to
------------------------      powers of attorney.
*Richard M. Howe

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 7 to Registration Statement No. 33-87904 has been signed by the following persons in the capacities and on the dates indicated.

      Signature                   Title                                         Date
      ---------                   -----                                         ----
/s/ Robert J. O'Connell*          President and Chief Executive Officer         April 22, 1999
-----------------------------
Robert J. O'Connell

/s/ Joseph M. Zubretsky*          Executive Vice President,                     April 22, 1999
-----------------------------     Chief Financial Officer &
Joseph M. Zubretsky               Chief Accounting Officer


/s/ Roger G. Ackerman*            Director                                      April 22, 1999
-----------------------------
Roger G. Ackerman

/s/ James R. Birle*               Director                                      April 22, 1999
-----------------------------
James R. Birle

/s/ Gene Chao*                    Director                                      April 22, 1999
-----------------------------
Gene Chao, Ph.D.

/s/ Patricia Diaz Dennis*         Director                                      April 22, 1999
-----------------------------
Patricia Diaz Dennis

s/ Anthony Downs*                 Director                                      April 22, 1999
-----------------------------
Anthony Downs

/s/ James L. Dunlap*              Director                                      April 22, 1999
-----------------------------
James L. Dunlap

/s/ William B. Ellis*             Director                                      April 22, 1999
-----------------------------
William B. Ellis, Ph.D.

/s/ Robert M. Furek*              Director                                      April 22, 1999
-----------------------------
Robert M. Furek

/s/ Charles K. Gifford*           Director                                      April 22, 1999
-----------------------------
Charles K. Gifford

/s/ William N. Griggs*            Director                                      April 22, 1999
-----------------------------
William N. Griggs

/s/ George B. Harvey*             Director                                      April 22, 1999
-----------------------------
George B. Harvey

/s/ Barbara B. Hauptfuhrer*       Director                                      April 22, 1999
-----------------------------
Barbara B. Hauptfuhrer

/s/ Sheldon B. Lubar*             Director                                      April 22, 1999
-----------------------------
Sheldon B. Lubar

/s/ William B. Marx, Jr.*         Director                                      April 22, 1999
-----------------------------
William B. Marx, Jr.

/s/ John F. Maypole*              Director                                      April 22, 1999
-----------------------------
John F. Maypole

/s/ Thomas B. Wheeler*            Director                                      April 22, 1999
-----------------------------
Thomas B. Wheeler

/s/ Alfred M. Zeien*              Director                                      April 22, 1999
-----------------------------
Alfred M. Zeien

/s/ Richard M. Howe               On April 22, 1999, as Attorney-in-Fact pursuant to
-----------------------------     powers of attorney.
*Richard M. Howe

                     REPRESENTATION BY REGISTRANT'S COUNSEL

As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 7 to Registration Statement No. 33-87904 and I represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

                                  /s/ James M. Rodolakis
                                  -------------------------------------------
                                  James M. Rodolakis
                                  Counsel
                                  Massachusetts Mutual Life Insurance Company

                                  EXHIBIT LIST

99.2    Opinion and Consent of James M. Rodolakis


99.C.1  Consent of Independent Accountants, PricewaterhouseCoopers LLP.


99.C.6  Opinion and Consent of John M. Valencia